PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION – DATED MARCH 31, 2025

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
(Amendment No. 2 )

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ⊠ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒  Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Opus Genetics, Inc.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

⊠ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION – DATED MARCH 31, 2025

[•] , 2025

Dear Fellow Stockholder:

You are cordially invited to attend the 2025 annual meeting of stockholders (including any adjournment, postponement or continuation thereof, the “Annual Meeting”) of Opus Genetics, Inc. (the “Company”) scheduled to be held on April 30, 2025 at 4:00 p.m. Eastern Time in a virtual meeting format only, via live webcast. To participate in the Annual Meeting, you must pre-register at www.cesonlineservices.com/ird25_vm by 4:00 p.m. Eastern Time on April 29, 2025. Included with this letter are the Notice of Annual Meeting of Stockholders, a proxy statement detailing the business to be conducted at the Annual Meeting (the “Proxy Statement”) and a BLUE proxy card.

The matters to be voted on at the Annual Meeting are: (i) the election of nine director nominees to our board of directors (the “Board”); (ii) the ratification, on an advisory basis, of the appointment of Ernst & Young, LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2025; (iii) the approval, on an advisory basis, of the compensation of the Company’s named executive officers; (iv) the approval, pursuant to the Nasdaq Listing Rules, of the conversion of the Company’s Series A Preferred Stock into shares of Common Stock; and (v) the approval of one or more adjournments of the Annual Meeting to solicit additional proxies if necessary. We may also transact such other business as may properly come before the Annual Meeting. The enclosed Notice of Annual Meeting of Stockholders and the Proxy Statement describes each of these matters in further detail and provides additional information to be considered when you vote your shares. THE BOARD RECOMMENDS THAT YOU VOTE IN ACCORDANCE WITH ITS RECOMMENDATION ON EACH OF THE PROPOSALS USING THE ENCLOSED BLUE PROXY CARD.

Your vote will be especially important this year because a stockholder group led by Mina Sooch (collectively, the “Sooch Group”), the former Chief Executive Officer of the Company who was terminated by the Board in 2023, has notified us of their intention to nominate six candidates for election to the Board at the Annual Meeting. OUR BOARD DOES NOT ENDORSE ANY OF THE SOOCH GROUP’S NOMINEES AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ALL NINE OF OUR BOARD’S NOMINEES BY USING THE ENCLOSED BLUE PROXY CARD AND DISREGARD ANY MATERIALS, AND DO NOT SIGN, RETURN OR VOTE ON ANY WHITE PROXY CARD SENT TO YOU BY OR ON BEHALF OF THE SOOCH GROUP. IT IS EXTREMELY IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING.

Whether or not you plan to attend the Annual Meeting, we encourage you to vote as soon as possible so that your shares are represented. We urge you to vote TODAY by completing, signing and dating the enclosed BLUE proxy card and promptly mailing it in the postage pre-paid envelope provided or following the instructions on the enclosed BLUE proxy card to vote via the Internet or by telephone. Returning your BLUE proxy card will not prevent you from attending the Annual Meeting but will ensure that your vote is counted if you are unable to attend. Even if you submit a vote prior to the Annual Meeting, you will still have an opportunity to change your earlier vote and vote again during the Annual Meeting.

On behalf of everyone at Opus, we are grateful for your continued trust and support. Thank you for being an Opus stockholder.

Sincerely,

George Magrath, M.D., M.B.A., M.S.
Chief Executive Officer

If you have any questions or require any assistance, please contact our proxy solicitor:

430 Park Avenue, 14th Floor
New York, New York 10022
Stockholders Call Toll Free: (800) 662-5200
Brokers, Banks, Trustees and Other Nominees Call Collect: (203) 658-9400 Email: IRD@info.sodali.com

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION – DATED MARCH 31, 2025

Date:
April 30, 2025

Time:
4:00 p.m., ET

Place:
Virtual meeting format, via live webcast

YOUR VOTE AND THE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING IS IMPORTANT.

Whether or not you plan to attend the Annual Meeting, we encourage you to vote as soon as possible so that your shares are represented. We urge you to vote TODAY by completing, signing and dating the enclosed BLUE proxy card and promptly mailing it in the postage pre-paid envelope provided or following the instructions on the enclosed BLUE proxy card to vote via the Internet or by telephone. Returning your BLUE proxy card will not prevent you from attending the Annual Meeting but will ensure that your vote is counted if you are unable to attend. Even if you submit a vote prior to the Annual Meeting, you will still have an opportunity to change your earlier vote and vote again during the Annual Meeting. More information on voting your BLUE proxy card and attending the Annual Meeting can be found in the accompanying Proxy Statement. Please refer to the “Proxy Summary” on page 1 of the Proxy Statement and the instructions on the BLUE proxy card.

Notice of Annual Meeting of Stockholders

You may attend the 2025 annual meeting of stockholders (including any adjournment, postponement or continuation thereof, the “Annual Meeting”) of Opus Genetics, Inc. (the “Company,” “we,” “us” or “our”), vote your shares electronically and submit your questions during the Annual Meeting by visiting www.cesonlineservices.com/ird25_vm and entering your control number. Further instructions on how to vote are set forth in the accompanying Proxy Statement.

PURPOSE OF MEETING AND AGENDA

At the Annual Meeting, stockholders will vote to:

➊	Elect nine director nominees to our board of directors (the “Board”);
➋	Ratify, on an advisory basis, the appointment of Ernst & Young, LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2025;
➌	Approve, on an advisory basis, the compensation of the Company’s named executive officers;
➍	Approve, pursuant to the Nasdaq Listing Rules, the conversion of the Company’s Series A Preferred Stock into shares of Common Stock; and
➎	Approve one or more adjournments of the Annual Meeting to solicit additional proxies if necessary.

Stockholders also will transact any other business that may properly come before the Annual Meeting.

WHO CAN VOTE

Stockholders of record at the close of business on March 24, 2025.

VOTING

Your vote is very important. Please submit your proxy or voting instructions as soon as possible, whether or not you plan to attend the Annual Meeting.

ADMISSION TO THE ANNUAL MEETING

To attend the Annual Meeting, you will need to pre-register at www.cesonlineservices.com/ird25_vm by 4:00 p.m. Eastern Time on April 29, 2025.

Because of the contested nature of the election, if you do not give instructions to your broker, your broker may not be able to vote your shares with respect to any of the proposals. We urge you to instruct your broker, bank or other nominee to vote your shares “FOR” all nine of our Board’s nominees and “FOR” Proposal Nos. 2–5 using the enclosed BLUE proxy card.

IMPORTANT

Your vote will be especially important this year because a stockholder group led by Mina Sooch (collectively, the “Sooch Group”), the former Chief Executive Officer of the Company who was terminated by the Board in 2023, has notified us of their intention to nominate six candidates for election to the Board at the Annual Meeting. OUR BOARD DOES NOT ENDORSE ANY OF THE SOOCH GROUP’S NOMINEES AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ALL NINE OF OUR BOARD’S NOMINEES BY USING THE ENCLOSED BLUE PROXY CARD AND DISREGARD ANY MATERIALS, AND DO NOT SIGN, RETURN OR VOTE ON ANY WHITE PROXY CARD, SENT TO YOU BY OR ON BEHALF OF THE SOOCH GROUP. IT IS EXTREMELY IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING.

THE BOARD RECOMMENDS THAT YOU VOTE IN ACCORDANCE WITH ITS RECOMMENDATION ON EACH OF THE PROPOSALS USING THE ENCLOSED BLUE PROXY CARD.

Sincerely,

George Magrath, M.D., M.B.A., M.S.
Chief Executive Officer
 [•] , 2025

If you have any questions or need any assistance in voting your shares, please contact our proxy solicitor:

430 Park Avenue, 14th Floor
New York, New York 10022
Stockholders Call Toll Free: (800) 662-5200
Brokers, Banks, Trustees and Other Nominees Call Collect: (203) 658-9400 Email: IRD@info.sodali.com

Table of Contents

Page
Proxy Summary	1
Background to the Solicitation	12
Certain Effects of the Sooch Group Solicitation	19
Proposal No. 1 – Election of Directors	20
Corporate Governance	31
Certain Relationships and Related-Party Transactions	37
Non-Employee Director Compensation	40
Proposal No. 2 – Ratification of Independent Registered Public Accounting Firm	43
Audit Committee Report	45
Executive Officers	46
Executive Compensation	48
Pay Versus Performance	54
Proposal No. 3 – Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers	58
Proposal No. 4 – Approval, Pursuant to the Nasdaq Listing Rules, of the Conversion of the Company’s Series A Preferred Stock Into Shares of Common Stock	60
Proposal No. 5 – Approval of One or More Adjournments of the Annual Meeting to Solicit Additional Proxies if Necessary	63
Security Ownership of Certain Beneficial Owners and Management	64
Additional Information	67
Other Matters	69
Annex A: Additional Information Regarding Participants in the Solicitation	A-1

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION – DATED MARCH 31, 2025

Opus Genetics, Inc	1	2025 Proxy Statement

Proxy Summary

This proxy statement (this “Proxy Statement”) is being furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Opus Genetics, Inc., a Delaware corporation (“Opus,” the “Company,” “we,” “us” or “our”), for the 2025 annual meeting of stockholders scheduled to be held on April 30, 2025 (including any adjournment, postponement or continuation thereof, the “Annual Meeting”) at 4:00 p.m. Eastern Time. The Annual Meeting will be held in a virtual meeting format only, via a live webcast. This Proxy Statement and the accompanying BLUE form of proxy card (the “Proxy Card”) were first mailed to stockholders on or about [•] , 2025.

Information About the Annual Meeting

You have received these proxy materials because the Board is soliciting your proxy to vote your shares during the Annual Meeting. This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider in deciding how to vote your shares, and you should read the entire Proxy Statement carefully before voting.

Time and Date:	4:00 p.m. (Eastern Time) on Wednesday, April 30, 2025
Place:	Virtual meeting format, via live webcast. To participate in the Annual Meeting, you must pre-register at www.cesonlineservices.com/ird25_vm by 4:00 p.m. Eastern Time on April 29, 2025.
Record Date:	March 24, 2025
Proxy Voting:

Whether or not you plan to attend the Annual Meeting, we encourage you to vote as soon as possible so that your shares are represented. We urge you to vote TODAY by completing, signing and dating the enclosed BLUE proxy card and promptly mailing it in the postage pre-paid envelope provided or following the instructions on the enclosed BLUE proxy card to vote via the Internet or by telephone. Returning your executed BLUE proxy card will not prevent you from attending the Annual Meeting but will ensure that your vote is counted if you are unable to attend. Even if you submit a vote prior to the Annual Meeting, you will still have an opportunity to change your earlier vote by voting during the Annual Meeting. More information on voting your BLUE proxy card and attending the Annual Meeting can be found in the accompanying Proxy Statement.

Opus Genetics, Inc	2	2025 Proxy Statement

Matters to be Voted Upon

At the Annual Meeting, the holders of our common stock, par value $0.0001 per share (the “Common Stock”), will be asked to vote upon the following matters:

	Board Recommendation	Page
Proposal No. 1 – Election of nine director nominees to our Board	FOR ONLY EACH OF OUR BOARD’S NOMINEES: Sean Ainsworth Dr. Jean Bennett Susan K. Benton Cam Gallagher Dr. Adrienne Graves Dr. George Magrath Dr. James S. Manuso Richard Rodgers Dr. Benjamin R. Yerxa	20
Proposal No. 2 – Ratification, on an advisory basis, of the appointment of Ernst & Young, LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2025	FOR	43
Proposal No. 3 – Approval, on an advisory basis, of the compensation of the Company’s named executive officers	FOR	58
Proposal No. 4 – Approval, pursuant to the Nasdaq Listing Rules, of the conversion of the Company’s Series A Preferred Stock into shares of Common Stock (the “Conversion Proposal”)	FOR	60
Proposal No. 5 – Approval of one or more adjournments of the Annual Meeting to solicit additional proxies if necessary	FOR	63

Stockholders of record at the close of business on March 24, 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting.

Corporate Governance Highlights

✔	Independent Chair and CEO roles
✔

Board comprised of industry leaders with expertise in ophthalmic disorders, FDA regulatory approval processes from early-stage research through commercialization and launch, intellectual property strategy, and finance and capital management

✔	Average director tenure of under three years
✔	Independent directors meet in executive session at all Board meetings
✔	High levels of director engagement, with all incumbent directors attending all Board meetings in 2024
✔	Fully independent Audit, Compensation, and Nominating and Corporate Governance Committees
✔	Comprehensive and strategic approach to enterprise risk management, led by the Audit Committee
✔	Ongoing evaluation of executive compensation strategy, led by the Compensation Committee
✔	Commitment to governance best practices and emerging trends, led by the Nominating and Corporate Governance Committee
✔	Annual Board and Board committee self-evaluations

✔	Proactive stockholder engagement
✔	Declassified Board; stockholders elect all directors annually
✔	Stockholders can act by written consent
✔	No stockholder rights plan or poison pill
✔	No stock hedging permitted by directors and officers
✔	Stockholders holding 20% of outstanding shares of Common Stock can call a special meeting of stockholders
✔	Annual say-on-pay vote
✔	Stockholders may remove directors from the Board, with or without cause, by majority vote
✔	Stockholders may amend the Company’s amended and restated bylaws (the “A&R Bylaws”) by majority vote

Opus Genetics, Inc	3	2025 Proxy Statement

Board of Directors Highlights

The Board of Opus has nominated a slate comprised of nine talented directors with skill sets, experiences and professional backgrounds representing perspectives and characteristics that are particularly relevant to Opus’ business and strategic objectives, as reflected in their biographies in “Proposal No. 1 – Election of Directors—Director Nominees.”

				STANDING COMMITTEES
Name	Primary Occupation	Age	Director Since	Audit	Compensation	Nominating & Corporate Governance
Sean Ainsworth	Chief Executive Officer and Chairman, Immusoft Corporation	57	2020	•	•
Dr. Jean Bennett	F.M. Kirby Emeritus Professor of Ophthalmology, Perelman School of Medicine of the University of Pennsylvania	70	2024
Susan K. Benton	Former President, Thea Pharma Inc.	60	2020		•	•
Cam Gallagher	Chief Executive Officer and President, Alessa Therapeutics, Inc.	55	2020*		•	•
Dr. Adrienne Graves	Former President and Chief Executive Officer, Santen Pharmaceutical Co., Ltd.	71	2024			•
Dr. George Magrath	Chief Executive Officer, Opus Genetics, Inc.	41	2023
Dr. James S. Manuso	Chief Executive Officer and Chairman, Talfinium Investments, Inc.	76	2020	•		•
Richard Rodgers	Former Co-founder and Chief Financial Officer, TESARO, Inc.	58	2020*	•
Dr. Benjamin R. Yerxa	President, Opus Genetics, Inc.	59	2024

• Chair  • Member

*Mr. Gallagher and Mr. Rodgers were directors from 2019 – 2020 and from 2014 – 2020, respectively, of Rexahn Pharmaceuticals, Inc., prior to its merger with a predecessor of the Company.

Commitment to Ongoing Stockholder Engagement

Opus is committed to having regular and meaningful engagement with our stockholders in order to obtain their insight and perspectives on our strategy, research & development, commercialization efforts, operations, executive compensation, corporate governance and other issues that are important to them. Feedback from our investors informs our Board’s deliberations. This collaborative relationship is a key part of our philosophy and we will continue to seek opportunities to maintain a dialogue with our investors.

Throughout the year, we regularly participate in conferences and other public events where we meet with stockholders and analysts to share our perspectives and to solicit their feedback on our performance, strategy and other topics. Feedback and ideas received from these events and meetings are shared with our Board on an ongoing basis. We also engage with our stockholders on an ad hoc basis around quarterly earnings calls, annual meetings of stockholders and other corporate events.

Over the course of 2024, members of our Board and management team met with approximately 15 of our 20 largest investors representing approximately 25% of the outstanding shares of Common Stock as of December 31, 2024.

The Board regards engagement with stockholders as one of its core responsibilities as fiduciaries, and the Board and management team are committed to building and maintaining meaningful relationships with our investors. We encourage our stockholders to communicate with us to share their perspectives and feedback, which we use to inform and enhance the Board’s deliberations. We maintain several means for stockholders and others to communicate directly with us and to engage, ask questions and provide input:

•Stockholders can participate in our annual meetings;

•Stockholders can participate in our regular investor engagement program; and

Opus Genetics, Inc	4	2025 Proxy Statement

•Stockholders may write to our Board, non-management members of our Board as a group, or a specific member of our Board (including the Chair of our Board) either via email at ir@opusgtx.com or by sending a written communication addressed to our Corporate Secretary by mail to Opus Genetics, Inc., 8 Davis Drive, Suite 220, Durham, NC 27709. All communications will be reviewed and provided to the members of the Board unless such communications are unsolicited items, sales materials or other routine items or items unrelated to the duties and responsibilities of the Board or are otherwise determined to be frivolous, irrelevant, threatening, illegal or similarly unsuitable.

Questions and Answers About the Proxy Materials And Our Annual Meeting

Why did you provide me this Proxy Statement?

We provided you this Proxy Statement because you were a holder of our Common Stock as of the Record Date and the Board is soliciting your proxy to vote your shares of Common Stock at the Annual Meeting. For more information on the participants in our Board’s solicitation, please see Annex A.

What is a proxy?

A proxy is your legal designation of another person to vote the shares of Common Stock you own. The person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Our Board has designated Dr. George Magrath and Bernhard Hoffman as the Company’s proxies for the Annual Meeting.

Who can vote at the Annual Meeting?

Only holders of record of our Common Stock as of the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, 45,443,473 shares of Common Stock were outstanding and entitled to vote.

Stockholders are entitled to one vote for each share of Common Stock held by them as of the close of business on the Record Date. You may vote all shares of Common Stock owned by you at such date, including shares held directly in your name as the stockholder of record and shares held for you as the beneficial owner in street name through a broker (provided that you follow the applicable procedures necessary to enable you to vote such shares).

Stockholder of Record: Shares Registered in Your Name. If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Annual Meeting, or vote in advance through the Internet, by telephone or by mail.

Beneficial Owner: Shares Registered in the Name of a Broker. If your shares are held in an account with a broker, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your broker on how to vote the shares held in your account, and your broker has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. Because the brokerage firm, bank or other nominee that holds your shares is the stockholder of record, if you wish to attend the Annual Meeting and vote your shares you must obtain a valid proxy from the firm that holds your shares giving you the right to vote the shares at the Annual Meeting.

Because of the contested nature of the election, if you do not give instructions to your broker, your broker may not be able to vote your shares with respect to any of the proposals. We urge you to instruct your broker, bank or other nominee, by following the instructions on the enclosed BLUE voting instruction form, to vote your shares in line with our Board’s recommendations on the BLUE voting instruction form.

Opus Genetics, Inc	5	2025 Proxy Statement

What is a quorum?

The holders of one-third of the voting power of the outstanding shares of Common Stock entitled to vote must be present in person or by proxy in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you are present and vote during the Annual Meeting or if you have properly submitted a proxy.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the proposals described in this Proxy Statement, set forth below:

1.Election of nine director nominees to the Board;

2.Ratification, on an advisory basis, of the appointment of Ernst & Young, LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2025;

3.Approval, on an advisory basis, of the compensation of the Company’s named executive officers;

4.Approval of the Conversion Proposal; and

5.Approval of one or more adjournments of the Annual Meeting to solicit additional proxies if necessary.

In addition, we will consider any other matters that are properly presented for a vote at the Annual Meeting. We are not aware of any other matters to be submitted for consideration at the Annual Meeting. If any other matters are properly presented for a vote at the Annual Meeting, the persons named in the proxy, who are officers of the Company, have the authority in their discretion to vote the shares represented by the proxy.

What vote is required to approve the proposals?

Proposal	Vote Required for Approval	Effect of Abstentions, Withhold Votes and Broker Non-Votes
Proposal No. 1 Election of nine director nominees to our Board

Directors will be elected by a plurality of the votes of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. The individuals nominated for election to the Board at the Annual Meeting receiving the highest number of “FOR” votes will be elected.

A withhold vote will not count either for or against the nominee and will have no effect on the outcome of the election of directors. Broker discretionary voting is not permitted. Broker non-votes, if any, will have no effect on the outcome of this proposal. Votes may not be cumulated.

Proposal No. 2 Ratification, on an advisory basis, of the appointment of Ernst & Young, LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2025

The affirmative vote of the holders of the majority of voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to approve this proposal.

An abstention has the same effect as a vote “against” this proposal. Broker discretionary voting may not be permitted. Broker non-votes, if any, will have no effect on the outcome of this proposal.
Proposal No. 3 Approval, on an advisory basis, of the compensation of the Company’s named executive officers

The affirmative vote of the holders of the majority of voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to approve this proposal.

An abstention has the same effect as a vote “against” this proposal. Broker discretionary voting is not permitted. Broker non-votes, if any, will have no effect on the outcome of this proposal.

Opus Genetics, Inc	6	2025 Proxy Statement

Proposal	Vote Required for Approval	Effect of Abstentions, Withhold Votes and Broker Non-Votes
Proposal No. 4 Approval of the Conversion Proposal

The affirmative vote of the holders of the majority of voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to approve this proposal.

An abstention has the same effect as a vote “against” this proposal. Broker discretionary voting is not permitted. Broker non-votes, if any, will have no effect on the outcome of this proposal.
Proposal No. 5 Approval of one or more adjournments of the Annual Meeting to solicit additional proxies if necessary

The affirmative vote of the holders of the majority of voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to approve this proposal.

An abstention has the same effect as a vote “against” this proposal. Broker discretionary voting is not permitted. Broker non-votes, if any, will have no effect on the outcome of this proposal.

What are the Board’s recommendations?

The Board recommends a vote “FOR” the election each of the Board’s nine director nominees—Sean Ainsworth, Dr. Jean Bennett, Susan K. Benton, Cam Gallagher, Dr. Adrienne Graves, Dr. George Magrath, Dr. James S. Manuso, Richard Rodgers and Dr. Benjamin R. Yerxa—on the BLUE proxy card and “FOR” Proposal Nos. 2–5. OUR BOARD DOES NOT ENDORSE ANY OF THE CANDIDATES NOMINATED BY THE STOCKHOLDER GROUP LED BY MINA SOOCH (COLLECTIVELY, THE “SOOCH GROUP”) AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” OUR BOARD’S NOMINEES BY USING THE ENCLOSED BLUE PROXY CARD AND DISREGARD ANY MATERIALS, AND DO NOT SIGN, RETURN OR VOTE ON ANY WHITE PROXY CARD SENT TO YOU BY OR ON BEHALF OF THE SOOCH GROUP.

How can I vote?

If you are a stockholder of record, you may:

•Vote through the Internet: To vote by Internet, you will need to use the control number provided to you in the materials included with this Proxy Statement and follow the additional steps when prompted. The steps have been designed to authenticate your identity, allow you to give voting instructions, and confirm that those instructions have been recorded properly.

•Vote by Telephone: To vote by telephone, you will need to use the control number provided to you in the materials included with this Proxy Statement and follow the voting instructions as indicated on the enclosed BLUE proxy card or voting instruction card.

•Vote by Mail: To vote by mail, you will need to complete, sign and date the accompanying BLUE proxy card and return it as soon as possible before the Annual Meeting in the envelope provided.

Votes submitted through the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on April 29, 2025. Submitting your proxy, whether through the Internet, by telephone or by mail will not prevent a stockholder from attending the Annual Meeting, revoking their earlier-submitted proxy and voting in person. If you are not the stockholder of record, please refer to the voting instructions provided by your broker to direct it on how to vote your shares. For Proposal No. 1, you may either vote “FOR” or withhold your vote from each nominee to the Board; however, you should mark a vote “FOR” only nine nominees in total. For Proposal Nos. 2–5, you may vote “FOR” or “AGAINST” such proposal or “ABSTAIN” from voting on such proposal. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote on the BLUE proxy card as soon as possible to ensure that your vote is counted.

Opus Genetics, Inc	7	2025 Proxy Statement

If your shares are held in “street name” (that is, held for your account by a broker, bank or other nominee), you will receive voting instructions from your broker, bank or other nominee. You must follow these instructions in order for your shares to be voted. Your broker is required to vote those shares in accordance with your instructions. If you do not instruct your broker, bank or other nominee how to vote your shares, then, your broker, bank or other nominee will not be able to vote your shares with respect to Proposal Nos. 1, 3, 4 or 5, or, to the extent that the Sooch Group provides you with a proxy card or voting instruction form, any of the other proposals. If the Sooch Group does not provide you with a proxy card or voting instruction form, your broker, bank or other nominee may be able to vote your shares with respect to Proposal No. 2. We urge you to instruct your broker, bank or other nominee, by following the instructions on the enclosed BLUE voting instruction form, to vote your shares in accordance with our Board’s recommendations on the BLUE voting instruction form, whether or not you plan to attend the Annual Meeting.

How will shares be voted by the BLUE proxy card?

The shares represented by any BLUE proxy card that is properly executed and received by the Company prior to or at the Annual Meeting will be voted in accordance with the specifications made on the card.

If you return a validly executed and dated BLUE proxy card without indicating how your shares should be voted on one or more matters and you do not revoke your proxy, your proxy will be voted in accordance with the recommendations of our Board as to each such matter. Our Board recommends voting as follows: “FOR” the election of only the nine director nominees recommended by our Board as set forth on the BLUE proxy card: Sean Ainsworth, Dr. Jean Bennett, Susan K. Benton, Cam Gallagher, Dr. Adrienne Graves, Dr. George Magrath, Dr. James S. Manuso, Richard Rodgers and Dr. Benjamin R. Yerxa (Proposal No. 1), and “FOR” each of the other proposals (Proposal Nos. 2–5).

Our Board is not aware of any matters that are expected to come before the Annual Meeting other than those described in this Proxy Statement. If any other matter is presented at the Annual Meeting upon which a vote may be properly taken, shares represented by all BLUE proxy cards received by the Company will be voted with respect thereto at the discretion of the persons named as proxies on the enclosed BLUE proxy card.

What if I receive more than one BLUE proxy card or set of proxy materials from the company?

If your shares are held in more than one account, you will receive more than one BLUE proxy card, and in that case, you can and are urged to vote all of your shares by signing, dating and returning all BLUE proxy cards you receive from the Company in the postage-paid envelope provided. If you choose to vote by telephone or via the Internet, please vote using each BLUE proxy card you receive to ensure that all of your shares are voted. Only your latest dated proxy for each account will count. Please sign each proxy card exactly as your name or names appear on the proxy card. For joint accounts, each owner should sign the proxy card. When signing as an executor, administrator, attorney, trustee, guardian or other representative, please print your full name and title on the proxy card.

If the Sooch Group proceeds with its previously announced proxy solicitation, the Company will conduct multiple mailings prior to the Annual Meeting to ensure stockholders have the Company’s latest proxy materials to vote. The Company will send you a new BLUE proxy card with each mailing, regardless of whether you have previously voted. We encourage you to vote every BLUE proxy card you receive to ensure that all of your shares are voted. The latest dated proxy you submit will be counted.

What should I do if I receive a white proxy card or other proxy materials from Sooch Group?

The Sooch Group has notified the Company of their intention to nominate six director candidates for election to the Board at the Annual Meeting. You may receive proxy solicitation materials from the Sooch Group and, to the extent you wish to review information regarding the nominees of the Sooch Group, you should review the Sooch Group’s soliciting proxy statement, which

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can be accessed without cost on the website of the U.S. Securities and Exchange Commission (the “SEC”). The Company is not responsible for the accuracy of any information provided by or relating to the Sooch Group’s nominees contained in proxy materials filed or disseminated by or on behalf of the Sooch Group or any other statements that the Sooch Group may make. Since the Sooch Group intends to nominate a majority slate at the Annual Meeting, if the Sooch Group is successful in electing five or more of its nominees at the Annual Meeting, then a change in control may be deemed to have occurred under certain of the Company’s material contracts and other legal instruments (see “Certain Effects of the Sooch Group Solicitation” beginning on page 19 of this Proxy Statement).

OUR BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY WHITE PROXY CARD SENT TO YOU BY THE SOOCH GROUP. Voting to “WITHHOLD” with respect to any of the Sooch Group’s nominees on a white proxy card sent to you by the Sooch Group is not the same as voting “FOR” our Board’s nominees. If you vote to “WITHHOLD” with respect to any of the Sooch Group’s nominees on its white proxy card but do not vote “FOR” one or more of the Board’s nominees on the same proxy card, then your vote will not be counted as a vote for any of the Board’s nominees for which you did not vote “FOR” on that proxy card and will result in the revocation of any previous vote you may have cast on any BLUE proxy card you may have previously submitted. To support our Board’s nominees, you should vote “FOR” our Board’s nominees on the BLUE proxy card and disregard, and not return, any white proxy card sent to you by the Sooch Group. If you have previously submitted a white proxy card sent to you by the Sooch Group, you can revoke it and vote “FOR” our director nominees recommended by our Board by signing, dating and returning the enclosed BLUE proxy card in the postage-paid envelope provided, or by following the instructions on the BLUE proxy card to vote via the Internet or by telephone. Only the latest-dated validly executed proxy that you submit will be counted, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting. If you attend and validly vote at the Annual Meeting, your proxy will not be used.

Our Board unanimously recommends using the enclosed BLUE proxy card to vote “FOR” each of our Board’s nominees. Our Board recommends that you disregard any white proxy cards that you may receive.

What happens if I return a proxy card with voting instructions “FOR” more than nine candidates for Proposal No. 1?

An “over-vote” occurs when a stockholder submits more votes “FOR” director nominees than there are Board seats up for election. To the extent an over-vote (i.e., voting “FOR” with respect to more than nine nominees on Proposal No. 1) occurs on a record holder’s proxy card and it is not corrected, all of such record holder’s votes on Proposal No. 1 regarding nominees will be invalid and will not be counted. In addition, if you are a street name holder, depending on the broker, bank, or other nominee through which you hold your shares, your votes on all other proposals before the Annual Meeting may also be invalid and not counted.

What happens if I return a proxy card with voting instructions “FOR” fewer than nine candidates for Proposal No. 1?

An “under-vote” occurs when a stockholder submits fewer votes “FOR” director nominees than there are director seats up for election. To the extent an under-vote (i.e., voting “FOR” with respect to fewer than nine nominees on Proposal No. 1) occurs on any stockholder’s proxy card, your shares will only be voted “FOR” those nominees you have so marked and “WITHHOLD” for all other nominees.

What is a broker non-vote?

In accordance with the rules of the New York Stock Exchange (which apply to brokers who have record ownership of listed company stock, including stock such as ours that is listed on the Nasdaq Stock Market (“Nasdaq”)), brokers generally have authority to vote on “routine” proposals, such as the ratification of auditors, when they have not received instructions from beneficial owners. However, they are precluded from exercising their voting discretion with respect to the election of directors and other non-routine

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matters. At the Annual Meeting, we expect that brokers may have discretionary authority to vote shares on the ratification, on an advisory basis, of the appointment of Ernst & Young, LLP as our independent public accounting firm for the fiscal year ending December 31, 2025 (Proposal No. 2). We do not expect that brokers will have discretionary authority on the remainder of the proposals, and therefore broker non-votes may occur as to these other proposals if voting instructions are not provided by beneficial owners.

However, because the Sooch Group has initiated a proxy contest, to the extent that the Sooch Group provides a proxy card or voting instruction form to stockholders who hold their shares in “street name,” brokers will not have discretionary voting authority to vote on any of the proposals presented at the Annual Meeting. Broker non-votes are not counted in the tabulations of the votes cast or present at the Annual Meeting and entitled to vote on any of the proposals to be voted on at the Annual Meeting, and therefore will have no effect on the outcome of the proposals.

Who is soliciting proxies for the Annual Meeting with this Proxy Statement?

Our Board, on behalf of the Company, is soliciting your proxy to vote your shares of our Common Stock on all matters scheduled to come before the Annual Meeting, whether or not you attend the Annual Meeting. By completing, signing, dating and returning the enclosed proxy card, or by submitting your proxy and voting instructions via the Internet or by telephone, you are authorizing the proxy holders to vote your shares of our Common Stock at the Annual Meeting as you have instructed.

Under applicable SEC rules and regulations, the directors of the Board, the director nominees of the Company and certain officers of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting. For more information on the participants in the Board’s solicitation, please refer to Annex A.

Who is paying for the solicitation?

We will pay for the entire cost of the solicitation. Other than the persons described in Annex A, none of our employees will be employed to solicit proxies. However, in the course of their regular duties, administrative employees may be asked to perform clerical or ministerial tasks in furtherance of our solicitation of proxies. In addition to these proxy materials, our directors and employees may solicit proxies on behalf of our Board in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. To aid in the solicitation of proxies and related advisory services, we have retained Sodali & Co. (“Sodali”), for a fee of up to approximately $[•] , plus reimbursement of expenses. We may incur additional fees if we request additional services. Sodali estimates that approximately [•] of its employees will assist in our proxy solicitation. We will request brokers, banks, or other nominees in whose names shares of common stock are registered to furnish to the beneficial holders this proxy statement and the BLUE proxy card, and any other materials related to the Annual Meeting, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and, upon request, we will reimburse such brokers, banks, or other nominees for their out-of-pocket and reasonable expenses in connection therewith. Other than the fee paid to Sodali, as described above, our expenses in connection with our solicitation of proxies, excluding normal expenses related to a non-contested solicitation of proxies and excluding salaries and wages of the officers and regular employees, are expected to aggregate to approximately $[•], of which approximately $[•] has been incurred as of the date of this proxy statement.

Can I change my vote?

A stockholder of record who has given a proxy may revoke it at any time before the closing of the polls by the inspector of elections at the Annual Meeting by timely:

•delivering to our Corporate Secretary (by any means, including facsimile) a written notice stating that the proxy is revoked;

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•signing and delivering to either the Company or the Sooch Group a proxy bearing a later date;

•voting again through the Internet or by telephone; or

•attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

Please note, however, that if your shares are held of record by a broker and you wish to revoke a proxy, you must contact that firm to revoke or change any prior voting instructions. A revocation of a proxy submitted through the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on April 29, 2025. A revocation submitted through the mail must be received by the close of business on April 29, 2025 in order to be counted.

If you have previously submitted a white proxy card sent to you by the Sooch Group, you may change your vote by completing and returning the enclosed BLUE proxy card in the postage-paid envelope provided, or by voting via the Internet or by telephone by following the instructions on the BLUE proxy card. Please note that submitting a white proxy card sent to you by the Sooch Group will revoke votes you have previously made via the Company’s BLUE proxy card. If you vote to “WITHHOLD” with respect to any of the Sooch Group’s nominees on its white proxy card but do not vote “FOR” one or more of the Board’s nominees on the same proxy card, then your vote will not be counted as a vote for any of the Board’s nominees for which you did not vote “FOR” on that proxy card and will result in the revocation of any previous vote you may have cast on any BLUE proxy card you may have previously submitted.

Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed BLUE proxy card in the postage-paid envelope provided, or vote via the Internet or by telephone as instructed on the BLUE proxy card.

May I ask questions at the Annual Meeting and, if so, who will be available to answer?

Yes. Pursuant to our Corporate Governance Guidelines, all directors are encouraged to attend each annual meeting of stockholders. Last year, a majority of our directors attended our 2024 annual meeting of stockholders. This year, we expect that all of our directors and executive officers, as well as representatives of our independent registered accounting firm, Ernst & Young, LLP will attend the Annual Meeting and be available to answer questions. We will provide our stockholders the opportunity to ask questions and make statements. The question and answer session will be conducted in accordance with certain Rules of Conduct. These Rules of Conduct will be made available at www.cesonlineservices.com/ird25_vm during the Annual Meeting and may include certain procedural requirements.

What happens if the Annual Meeting is adjourned?

Unless a new record date is fixed, your proxy will still be valid and may be used to vote your shares of Common Stock at the adjourned Annual Meeting. You will still be able to change or revoke your proxy until it is used to vote your shares.

Who counts the votes?

A representative of First Coast Results, Inc. will count the votes and serve as the independent inspector of election at the Annual Meeting.

What is the deadline for voting?

The deadline for voting by telephone or electronically is 11:59 p.m. Eastern Time on April 29, 2025. If you attend the Annual Meeting, you may vote your shares during the Annual Meeting by completing a ballot.

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Do I have dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. Delaware law does not provide stockholders any dissenters’ or appraisal rights with respect to matters to be voted on at the Annual Meeting.

How will I know the voting results?

Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting. The preliminary voting results are expected to be announced at the Annual Meeting. The final results will be tallied by the inspector of elections and filed with the SEC in a Current Report on Form 8-K within four business days of the Annual Meeting.

Whom should I contact with questions?

If you have any questions or need any assistance in voting your shares, please contact our proxy solicitor:

430 Park Avenue, 14th Floor
New York, New York 10022
Stockholders Call Toll Free: (800) 662-5200
Brokers, Banks, Trustees and Other Nominees Call Collect: (203) 658-9400
Email: IRD@info.sodali.com

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Background to the Solicitation

This Background to the Solicitation section addresses (i) the history of the Company and its relevant assets, including the termination of Mina Sooch as its Chief Executive Officer (“CEO”), (ii) the Board’s determination to change the strategic direction of the Company and (iii) the Company’s engagement with Ms. Sooch in her contested solicitation against the Company.

History of the Company and Relevant Assets

In February 2018, Ms. Sooch co-founded Ocuphire Pharma, Inc., a predecessor entity of the Company (“Legacy Ocuphire”), to develop and commercialize therapies for the treatment of ophthalmic disorders. Ocuphire’s primary product was its refractive product candidate phentolamine ophthalmic solution (“POS”).

Between May 2018 and March 2020, Legacy Ocuphire issued and sold $8.5 million in aggregate principal amount of convertible notes (the “Convertible Notes”), with an 8% per annum interest rate, to investors including (i) The Belle Michigan Impact Fund, LP and the Belle Michigan Impact Fund Side Car, LP, each of which Carolyn Cassin founded and for each of which Ms. Cassin serves as a general partner; (ii) Invest Detroit Foundation d/b/a First Capital Fund, for which Martin Dober serves as a senior vice president; and (iii) Lawrence J. Fingerle Trust, U/A/D 12-28-90, of which Lawrence Fingerle serves as a trustee.

Also in January 2020, under Ms. Sooch’s direction as CEO, Legacy Ocuphire entered into a sublicense agreement (the “Apexian Sublicense”) with Apexian Pharmaceuticals, Inc. (“Apexian”), a biopharmaceutical company that develops and commercializes pharmaceuticals for the treatment of cancer and ocular diseases. Apexian granted Ocuphire a worldwide sublicense to certain patents and technology to develop, manufacture, use and sell APX3330, a small-molecule Ref-1 inhibitor program and novel candidate for therapeutically targeting neovascular eye diseases, for human health uses in ophthalmology and diabetes.

In June 2020, Rexahn Pharmaceuticals, Inc. (“Rexahn”), a public biotechnology company that had ceased drug product development and a predecessor entity of the Company, and Legacy Ocuphire entered into an agreement and plan of merger and reorganization; the merger was completed in November 2020, pursuant to which (i) Ocuphire became a wholly owned subsidiary of Rexahn and (ii) the continuing entity changed its name to Ocuphire Pharma, Inc. (“Ocuphire”) and continued as a Nasdaq-listed public company (the “Rexahn Merger”).

In November 2022, Ocuphire entered into a license and collaboration agreement (the “Viatris License Agreement”) with FamyGen Life Sciences, Inc. (later acquired by Viatris, Inc., a global pharmaceutical and healthcare company (“Viatris”)). Ocuphire granted Viatris an exclusive license to develop, manufacture, import, export and commercialize POS for certain indications. Under the terms of the Viatris License Agreement, which Ms. Sooch negotiated in her capacity as our then-CEO, Ocuphire transferred nearly all of its substantive rights to POS worldwide (except for certain countries and jurisdictions in Asia), while continuing to conduct manufacturing and clinical development of POS in the United States funded by Viatris under the direction of a Joint Steering Committee controlled by Viatris.

On January 25, 2023, Ocuphire announced topline results from its ZETA-1 Phase 2 study of APX3330 to treat diabetic retinopathy. The drug failed to meet the study’s primary endpoint. A subsequent internal analysis, described in further detail below, found that approximately 20% of the patient data produced in ZETA-1 was missing or uninterpretable. Although certain secondary endpoints demonstrated some promise, the interpretable clinical data for the primary endpoint demonstrated a lack of efficacy. As a result, Ocuphire discontinued manufacturing, pre-clinical and clinical development of APX3330 in mid-2024.

In September 2023, the U.S. Food and Drug Administration (“FDA”) approved Ocuphire’s new drug application for POS for pharmacologically induced mydriasis under the brand name Ryzumvi™. Viatris launched commercial sales of Ryzumvi™ in March 2024. Outside of an initial milestone payment under the Viatris License Agreement, amounts payable under the Viatris License

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Agreement are contingent upon regulatory approvals, successful commercialization and market acceptance of, and Viatris’ willingness to continue ongoing development and commercialization efforts for, Ryzumvi™. Through December 31, 2024, the Company has earned less than $70,000 in royalty payments from the sale of Ryzumvi™, in contrast to initial projections. Milestone payments of up to an aggregate of $110,000,000 remain for Ryzumvi™ upon additional specified FDA regulatory approvals and in connection with commercialization milestones tied to net sales of Ryzumvi™.

Change of Strategic Direction

On April 19, 2023, the board of directors of Ocuphire (the “Ocuphire Board”) terminated Ms. Sooch’s employment as its CEO, based on (i) the Ocuphire Board’s evaluation of her performance in that role and (ii) the fact that Ocuphire had grown beyond its early-stage, venture capital background and required experienced leadership with expertise in later-stage biotechnology companies, clinical development programs and commercialization processes.

Prior to her termination on April 19, 2023, Ms. Sooch requested an opportunity to speak with the Ocuphire Board. In a letter presented to the Ocuphire Board (the “April 19 Letter”) she stated, among other things, that the directors of Ocuphire “are all here because of me.” She then insisted that the Ocuphire Board consider allowing her to continue as CEO. The Ocuphire Board declined Ms. Sooch’s request.

On April 21, 2023, Ms. Sooch made a number of public statements to Eyewire+, an online media ophthalmology website, regarding her termination: “I’m evaluating my options… As you know, I’ve built [Ocuphire] and I want it to be a successful company in the future. I need to have confidence in this management team and this plan in order for me to go quietly in the night.” She continued, “There are no milestones in the next two years I am not capable of executing on. The ship I built is solid.”

On June 8, 2023, Ocuphire and Ms. Sooch entered into a separation and release agreement providing her with customary severance benefits and reducing the scope of the non-competition and non-solicitation provisions under her employment agreement.

On October 30, 2023, the Ocuphire Board appointed Dr. George Magrath, M.D., M.B.A., M.S., a board-certified ophthalmologist with extensive clinical, business and financial experience, as the CEO of Ocuphire, effective November 1, 2023. Dr. Magrath was hired, in part, to effect change in Ocuphire’s culture and create a more collaborative, multidisciplinary, team-focused approach to developing new medicines, in contrast to Ms. Sooch’s approach, in which, decision-making and management was concentrated in the hands of the CEO; as Ms. Sooch stated in her April 19 Letter, she “[took] on the responsibilities of CFO/COO/CBO/CMO.” The Ocuphire Board directed Dr. Magrath to augment Ocuphire’s executive team, evaluate the failure of ZETA-1 and the viability of the APX program and develop a strategy to either accelerate APX3330’s development or identify an alternative approach to creating stockholder value.

On November 27, 2023, Ocuphire announced the appointment of Joseph K. Schachle as Chief Operating Officer.

On February 14, 2024, Ocuphire announced the appointments of Dr. Ashwath Jayagopal as Chief Scientific and Development Officer and Nirav Jhaveri as Chief Financial Officer.

From February 2024 to June 2024, Ocuphire’s new leadership team worked with leading retinologists and other industry experts, including the former head of retinal search and evaluation at Johnson & Johnson, to analyze the ZETA-1 dataset on a patient-by-patient basis to better understand the viability of, and commercial opportunity for, APX3330. This initiative generated, and included review of, thousands of pages of ancillary data analyses, including qualitative imaging reviews, quantitative imaging analysis, and statistical analyses, which the Company shared with the investment and physician community. Based on this analysis and the investment and physician community’s reception of the clinical data package and the new pre-clinical data, Ocuphire’s leadership team determined that the signal for APX3330 in diabetic eye disease was modest. Based on feedback received, Ocuphire’s leadership team further determined that the Company’s lack of intellectual property rights with respect to active moiety within the chemical structure, lack of robust pre-clinical data on APX3330, and lack of clinical signal for APX3330 likely limited external interest in the asset.

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The Ocuphire leadership team reviewed these limitations with the Ocuphire Board. Recognizing the significant limitations of APX3330, the Ocuphire Board considered whether to it would be in the best interests of the Company and its stockholders to (i) continue development of APX3330, (ii) pivot to another potential pipeline or program, or (iii) discontinue operations and return the Company’s remaining capital to stockholders. In June 2024, the Ocuphire Board determined that consideration and review of a strategic acquisition of more promising assets would be in the best interests of the Company and its stockholders. At the Board’s instruction, Ocuphire engaged an independent consulting firm to assist in the identification and evaluation of potential assets. Ocuphire evaluated more than 50 potential assets and conducted scientific diligence on five companies. The Company’s independent consultant identified the LCA5 program of Opus Genetics Inc., a clinical-stage gene therapy company for inherited retinal diseases (“Legacy Opus”), as a particularly attractive asset due to its scientific merit, efficient timelines, significant positive signal in humans and potential market value. In addition, the Company also determined that the addition of Dr. Jean Bennett, a highly regarded ophthalmological gene therapist who had successfully developed and commercialized the first gene therapy ever approved for an inherited disease in the United States and an inherited retinal disease worldwide, as a scientific advisor to the Company could also present an opportunity to generate value for the Company.

Between July 2024 and October 2024, the Ocuphire Board reviewed and considered the potential acquisition of Legacy Opus. On October 22, 2024, the Ocuphire Board determined it was in the best interests of the Company and its stockholders to consummate a merger with Legacy Opus.

On October 22, 2024, Ocuphire and Legacy Opus entered into a merger agreement. The surviving entity changed its name to Opus Genetics, Inc. and continued as a Nasdaq-listed public company (the “Opus Merger”).

Under the terms of the Opus Merger, the Company issued to the securityholders of Legacy Opus 5,237,063 shares of its Common Stock and approximately 14,145 shares of its Series A Non-Voting Convertible Preferred Stock (the “Preferred Stock”). Each share of the Preferred Stock is convertible (subject to stockholder approval of the Conversion Proposal; see page 60 of this Proxy Statement) into 1,000 shares of Common Stock. The Company further agreed to hold its 2025 annual meeting of stockholders (the “Annual Meeting”) to vote upon the Conversion Proposal no later than April 30, 2025. The parties determined it was in the best interests of both companies and their respective stockholders to complete the merger with a mix of preferred and common stock, both to prioritize efficiency in effectuating the transaction and preserve capital. Because the consideration issued in connection with the merger did not constitute a “change of control” of the Company under applicable law, the Company was not required to seek stockholder approval until shares of the Preferred Stock were to be converted.

Also in conjunction with the Opus Merger, three new directors, Dr. Jean Bennett, Dr. Adrienne Graves and Dr. Benjamin R. Yerxa, joined the Board. Dr. Bennett is a leading researcher in ophthalmology and has been recognized globally for her scientific knowledge of gene therapies for diseases of the eye. Dr. Graves is a visual scientist, an experienced executive, a seasoned public company director, and an expert and global industry leader in ophthalmology. Dr. Yerxa was the chief executive officer of Legacy Opus prior to the Opus Merger and previously served as the chief executive officer of the Foundation Fighting Blindness, one of the Company’s largest stockholders, and is the holder of over 60 U.S. patents.

Engagement with Stockholder Group

On March 1, 2024, representatives of Ocuphire had a telephone discussion with David Richmond, founding partner and Chairman of Richmond Brothers, Inc., and Mark H. Ravich. Messrs. Richmond and Ravich expressed concern with Ocuphire’s performance since its merger with Rexahn and a desire for clarity regarding Ocuphire’s strategy. The representatives of Ocuphire described their ongoing efforts to evaluate APX3330 and shared their concerns regarding the APX program, given the relatively modest treatment effect indicated in the ZETA-1 trial and general investor and physician disinterest in the program. Mr. Richmond expressed disappointment regarding what he viewed as the unexpected termination of Ms. Sooch. He discussed his prior proxy contests and threatened to nominate candidates for election at the Annual Meeting if the Company’s stock price did not improve.

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On January 23, 2025, the Company announced in a Current Report on Form 8-K that it had scheduled its Annual Meeting to be held on April 30, 2025, in accordance with the publicly filed agreement relating to the Opus Merger. The Company also announced that under its amended and restated bylaws dated October 23, 2024 (the “Bylaws”), the deadline for the submission of director nominations for election at the Annual Meeting by stockholders was February 2, 2025.

On January 27, 2025, Ms. Sooch informally requested the Company’s form of directors’ and officers’ questionnaire. Ms. Sooch indicated that she was not yet a stockholder of record of the Company, which was a requirement under the Company’s Bylaws to receive such documents.

On January 30, 2025, Ms. Sooch emailed representatives of the Company to indicate that she had become a stockholder of record of the Company and requested assistance with the logistics of submitting a notice of nomination of directors for election at the Annual Meeting.

Later on January 30, 2025, Ms. Sooch submitted a request for the Company’s form of representation and agreement, the Company’s form of directors’ and officers’ questionnaire and the Company’s corporate governance policies (collectively, the “Nomination Materials”) and identified herself as a potential nominee.

The following day, on January 31, 2025, the Company provided the requested Nomination Materials.

On February 2, 2025, Ms. Sooch delivered a Notice of Stockholder Nomination of Individuals for Election as Directors at the 2025 Annual Meeting of Stockholders (the “Nomination Notice”) to the Company, indicating her intent to nominate a control slate of seven candidates for election to the Board at the Annual Meeting: Michael P. Burrows, Carolyn Cassin, Martin Dober, Mark H. Ravich, Ms. Sooch, Vitalie Stelea and John Weber (the “Sooch Nominees” and, together with Lawrence Fingerle, the “Sooch Group”).

On February 7, 2025, Ms. Sooch issued a press release announcing her nomination of the Sooch Nominees and criticizing the Company’s strategy and efforts to augment its leadership team and refresh the Board.

On February 11, 2025, Ms. Sooch delivered a supplement to the Nomination Notice, updating disclosure regarding shares of Common Stock held by Michael P. Burrows.

On February 12, 2025, the Company sent a response to the Nomination Notice to Ms. Sooch (the “Deficiency Notice”), identifying and requesting clarification regarding deficiencies in the Nomination Notice. In addition, the Company requested additional information about the Sooch Nominees, including requesting specific information bearing on actual or potential conflicts of interests.

On February 22, 2025, Ms. Sooch sent a response to the Deficiency Notice (the “February 22 Letter”).

On February 24, 2025, representatives of Sidley Austin LLP (“Sidley”), counsel for the Company, had a telephone discussion with representatives of Olshan Frome Wolosky LLP (“Olshan”), counsel for Ms. Sooch, and delivered a proposal from the Company whereby Ms. Sooch, either by herself or collectively with other parties, could acquire all or part of the Ryzumvi™ asset from the Company (the “Initial Settlement Proposal”).

On February 26, 2025, representatives of Sidley had a telephone discussion with a representative of Olshan. The Olshan representative conveyed that Ms. Sooch did not wish to proceed with the Company’s proposal, purportedly, at least in part, because she did not wish to take the opportunity to own the asset from other stockholders. The Sidley representatives stated that, as part of the Company’s proposal, Ms. Sooch would be granted time to allow her to include any other interested parties, including current Company stockholders, to participate in the transaction alongside Ms. Sooch. The Olshan representative then offered two alternative settlement proposals: (i) a proposal under which the Board would be reduced in size and reconstituted, resulting in the Sooch Nominees taking control of the Board (the “Control Slate Proposal”) and (ii) a proposal under which the Company would be split into two public companies, one with the current Board and management team focused on the current Board’s strategy of

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pursuing gene therapy initiatives, and the other, which Ms. Sooch would operate, focused on monetizing Ryzumvi™, APX3330, a small-molecule Ref-1 inhibitor program and novel candidate for therapeutically targeting neovascular eye diseases, and potentially other clinical products (the “Spinoff Proposal” and together with the Control Slate Proposal, the “February 26 Proposals”).

On February 28, 2025, the Company determined that neither granting Ms. Sooch control of the Company pursuant to the Control Slate Proposal nor creating an entity for Ms. Sooch to control, with no compensation to the Company pursuant to the Spinoff Proposal, was in the best interests of the Company or its stockholders. Given Ms. Sooch’s apparent enthusiasm for Ryzumvi™, which she described as having “upside in the form of double-digit royalties” and “future sales potential in the hundreds of millions”, the Company determined it would again propose a resolution of the proxy contest on terms that were substantially similar to the Company’s Initial Settlement Proposal.

On March 3, 2025, a representative of Olshan emailed a representative of Sidley to request a follow-up discussion regarding the February 26 Proposals.

Also on March 3, 2025, Ms. Sooch sent a letter to the Company, notifying the Company of the withdrawal of the nomination of Vitalie Stelea.

On March 4, 2025, Ms. Sooch sent the Company a demand to inspect certain books and records of the Company pursuant to Section 220 of the Delaware General Corporation Law (the “Section 220 Demand”).

On March 5, 2025, representatives of Sidley had two telephone discussions with a representative of Olshan to discuss the February 26 Proposals. During the first discussion, Olshan conveyed interest in a potential resolution whereby three incumbent directors, three Sooch Group candidates (including Ms. Sooch), and a mutually agreeable seventh director could be appointed to the Board. They noted that unless the terms of the final agreement were “very attractive” to Ms. Sooch, she would be unwilling to accept a reconstitution of the Board whereby she would not serve as a director. During the second discussion on March 5, a representative of Olshan stated that Ms. Sooch requested an opportunity to share her views and discuss the future of the Company and a potential alternative arrangement.

Also on March 5, 2025, Ms. Sooch delivered a second supplement to the Nomination Notice to the Company to amend certain disclosures in light of the withdrawal of Vitalie Stelea’s nomination.

Between March 6 and March 7, representatives of Sidley and Olshan corresponded to schedule a meeting for Ms. Sooch to meet with a subset of the Board to present her views regarding the future of the Company.

On March 10, 2025, representatives of the Company met with Ms. Sooch and Mr. Weber to discuss Ms. Sooch’s views regarding the future of the Company. During the March 10 Meeting, Ms. Sooch and Mr. Weber outlined her views of the future of the Company. Under their plan, Ms. Sooch and Mr. Weber proposed that the Company would initiate a process to split itself into two public companies in six months after executing a definitive agreement, and each entity would have a separate board of directors and management team. Under the proposed framework, the two entities would equally divide the assets and cash currently on the Company’s balance sheet. Ms. Sooch indicated that, regardless of whether the Company agreed to the plan, she planned to proceed with her proxy contest.

Between March 10 and March 11, Dr. James S. Manuso, the Chair of the Nominating & Corporate Governance Committee, Susan K. Benton, a member of the Nominating & Corporate Governance Committee, and Cam Gallagher, Chairman of the Board, interviewed each of the Sooch Nominees (other than Ms. Sooch).

On March 11, 2025, the Company sent a letter in response to the Section 220 Demand (the “220 Response Letter”), agreeing to produce the relevant materials requested by Ms. Sooch under the Section 220 Demand subject to receipt of a standard confidentiality agreement (the “220 Confidentiality Agreement”).

Opus Genetics, Inc	17	2025 Proxy Statement

Also on March 11, representatives of Sidley had a telephone discussion with a representative of Olshan to further explore an opportunity for a constructive settlement between the parties. Prior to the discussion, Sidley provided Olshan with a term sheet (the “Term Sheet”), which outlined, among other things, a proposal pursuant to which (i) the Sooch Group would acquire 100% of each of the Ryzumvi™ asset (other than the two remaining approval milestone payments) and the APX3330 asset for a combined purchase price of $15 million in cash (subject to the delivery of an independent fairness opinion to the Board), with 30 days to secure financing, (ii) the Sooch Group would immediately withdraw its notice of nomination in connection with the Annual Meeting and (iii) the Sooch Group would be subject to customary standstill restrictions and a voting commitment for a period of one year from the date of the agreement. The Sidley representatives stated that Ms. Sooch would be free to include any other interested parties, including current Company stockholders, to participate in the transaction alongside the Sooch Group.

On March 12, 2025, following their interviews with the Sooch Nominees (other than Ms. Sooch) and extensive review and consideration, the Nominating & Corporate Governance Committee determined that none of the Sooch Nominees would be appropriate for Board membership based on their lack of familiarity with the Company, lack of public company board and management experience, strategic misalignment with management, misunderstandings of the Company’s ability to control the Ryzumvi™ asset and concerns regarding the ability of the Sooch Group’s nominees to fulfill their fiduciary duties to all stockholders based on their interests in, and advocacy for, specific subsets of the Company’s investor base.

On March 13, 2025, representatives of Sidley had a telephone discussion with a representative of Olshan to discuss Ms. Sooch’s response to the Term Sheet, during which the representative of Olshan stated that Ms. Sooch did not believe it would be worth further negotiations of the Term Sheet. As a “best and final” offer, Olshan indicated that Ms. Sooch would be willing to split the Board, with the Ms. Sooch appointing four Sooch Nominees and the incumbent Board selecting four current directors to continue to serve (the “Sooch Final Offer”).

Also on March 13, 2025, a representative of Sidley and a representative of Olshan had a telephone discussion during which they discussed the Section 220 Demand. Later on March 13, 2025, Olshan sent email correspondence to Sidley requesting, among other things, information regarding the materials that the Company would be able to provide.

On March 14, 2025, the Company confirmed by written correspondence to Ms. Sooch its intention to nominate for reelection each of the current directors of the Board at the Annual Meeting.

On March 17, 2025, the Board held a meeting to discuss, among other things, the Sooch Final Offer. Following deliberation, the Board determined that the Sooch Final Offer was not in the best interests of the Company and all stockholders, and the Company instructed Sidley to decline the Sooch Final Offer. During such meeting, the Board also discussed proposed amendments to the Bylaws to further enhance stockholder rights.

On March 18, 2025, representatives of Sidley had a telephone discussion with a representative of Olshan to communicate that the Company would not proceed with the Sooch Final Offer.

Also on March 18, 2025, Ms. Sooch delivered a third supplement to the Nomination Notice to advise that the cost of her solicitation was estimated to be approximately $400,000, for which she would seek reimbursement from the Company if successful.

On March 19, 2025, in connection with a periodic review, the Board adopted amended and restated Bylaws (the “A&R Bylaws”). The A&R Bylaws, among other things, enhanced stockholders’ rights by: (i) eliminating most procedural requirements (other than default requirements under the General Corporation Law of the State of Delaware) for stockholders to act by written consent; (ii) providing holders of 20% of the issued and outstanding shares the ability to call a special meeting of the Company’s stockholders; (iii) reducing the existing threshold for stockholders to remove directors (with or without cause) from 66 2/3% to a simple majority of the outstanding shares; (iv) providing stockholders with the exclusive authority to amend certain provisions of the A&R Bylaws; and (v) reducing the threshold for stockholders to amend the A&R Bylaws from 66 2/3% to a simple majority of the outstanding shares.

Opus Genetics, Inc	18	2025 Proxy Statement

Also on March 19, 2025, the Company executed the 220 Confidentiality Agreement with Ms. Sooch.

On March 20, 2025, the Company filed this preliminary proxy statement.

Also on March 20, 2025, the Company filed a prospectus supplement (the “Preliminary Prospectus Supplement”) announcing an offering (the “Offering”) of certain shares of its Common Stock, warrants to purchase shares of its Common Stock and pre-funded warrants to purchase shares of its Common Stock (subject to certain beneficial ownership limitations). The Company intends to use the net proceeds from the Offering for general corporate purposes and working capital, including for preclinical studies and clinical trials and the advancement of our product candidates. For more information, please see the Preliminary Prospectus Supplement filed with the SEC on March 20, 2025.

On March 21, 2025, the Company filed a free writing prospectus to the Preliminary Prospectus Supplement indicating that Messrs. Magrath and Gallagher would acquire shares of the Company’s Common Stock and warrants to purchase shares of Common Stock in a private placement transaction at market price as of the date of the Offering. For more information, please see the free writing prospectus filed with the SEC on March 21, 2025.

Also on March 21, 2025, the Sooch Group filed a preliminary proxy statement with the SEC.

Also on March 21, 2025, the Company filed Amendment No. 1 to its preliminary proxy statement.

On March 28, 2025, representatives of Sidley had a telephone discussion with representatives of Olshan during which the representatives of Sidley communicated the Company’s desire for a negotiated outcome, including several potential arrangements.

On March 31, 2025, the Company filed this Amendment No. 2 to its preliminary proxy statement.

Opus Genetics, Inc	19	2025 Proxy Statement

Certain Effects of the
Sooch Group Solicitation

The Sooch Group is seeking to replace six of the directors on our Board at the Annual Meeting. Certain of our material agreements and other legal instruments could be impacted if a “change in control” is deemed to occur if the Sooch Group’s proxy solicitation is successful. Generally, a change in control would be deemed to occur under these material agreements and other legal instruments if individuals who, on the effective date of the applicable agreement, cease for any reason to constitute at least a majority of the Board. Certain of our material agreements and other legal instruments require us to provide notice to counterparties of, or obtain written agreements to be bound regarding, any such change in control. Following the conclusion of the Annual Meeting, our Board will be comprised of nine members, meaning that a change in control could be deemed to occur under these material agreements and other legal instruments if five or more directors are replaced within the applicable measurement period.

These material agreements and other legal instruments include, but are not limited to, equity grant agreements under the Ocuphire Pharma, Inc. 2020 Equity Incentive Plan, the Ocuphire Pharma, Inc. 2021 Inducement Plan, and employment agreements of certain of our named executive officers (the “Employment Documents”). Such a change in control would accelerate the ability of officers or employees to exercise certain vested equity awards under certain of the Employment Documents. Such a change in control would also constitute the first trigger of certain “double-trigger” provisions under certain of the Employment Documents. If any of our officers or employees who is a party to such Employment Documents were to experience a qualifying termination of employment during the applicable change in control period, that officer or employee would be entitled to enhanced severance benefits and/or accelerated vesting of equity awards.

Additional information about the potential impact of a change in control can be found in the “Executive Compensation—Potential Payments Upon Termination or Change in Control” section of this Proxy Statement.

Opus Genetics, Inc	20	2025 Proxy Statement

Proposal No. 1
Election Of Directors

General

Our Board currently consists of nine directors, all of whom we are nominating for reelection at this Annual Meeting. We believe each of the Board’s director nominees meets the qualifications, skills and expertise established by the Board for continuing service on the Board, including regarding areas that are critical to the Company’s strategy and operations, and will continue to collectively serve in the best interests of the stockholders and the Company.

All directors are elected annually and will serve one-year terms expiring at our 2026 annual meeting of stockholders and until his or her successor has been elected and qualified or until his or her earlier resignation or removal. Additional information regarding the Board’s director nominees is set forth below.

Our A&R Bylaws provide that elections of directors are held under a plurality vote standard. The nine nominees for election to the Board at the Annual Meeting who receive the highest number of affirmative votes properly cast by the holders of our Common Stock will be elected, provided that a quorum is present at the Annual Meeting. Stockholders are not permitted to cumulate their votes for the election of directors.

Shares that are not represented at the Annual Meeting, withheld votes, and broker non-votes will have no effect on the outcome of the election. Each of the Board’s director nominees has consented to being named in the proxy statement and agreed to serve if elected. However, if any of the Board’s director nominees is unable to serve or for good cause will not serve as a director, the Board may choose a substitute nominee. If any substitute nominees are designated, we will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the revised proxy statement and agreed to serve if elected, and includes certain biographical and other information about such nominees required by the rules of the SEC. The persons named as proxies on the Company’s BLUE proxy card will vote for the Company’s remaining nominees and substitute nominees chosen by the Board.

In the event that the Sooch Group withdraws its nominees, abandons its solicitation, or fails to comply with the universal proxy rules after a stockholder has already granted proxy authority, stockholders can still use a BLUE proxy card to submit a later-dated vote by Internet, telephone, or mail. In the event that the Sooch Group withdraws its nominees, abandons its solicitation, or fails to comply with the universal proxy rules, any votes cast in favor of the Sooch Group’s nominees will be disregarded and not be counted, whether such vote is provided on the Company’s BLUE proxy card or the Sooch Group’s white proxy card.

VOTE

Our Board recommends a vote “FOR” the election of each of the Board’s director nominees—Sean Ainsworth, Dr. Jean Bennett, Susan K. Benton, Cam Gallagher, Dr. Adrienne Graves, Dr. George Magrath, Dr. James S. Manuso, Richard Rodgers and
Dr. Benjamin R. Yerxa — on the BLUE proxy card.

Opus Genetics, Inc	21	2025 Proxy Statement

Skills Matrix

The following skills matrix illustrates the skills and experiences that the Board believes are important for the Company’s current and future business needs and how such skills are represented by each director nominee.

Knowledge, Skills, and Experience	Sean Ainsworth	Jean Bennett	Susan K. Benton	Cam Gallagher	Adrienne Graves	George Magrath	James S. Manuso	Richard Rodgers	Benjamin R. Yerxa
Other Public Company Board		•		•	•			•	•
Senior Leadership and Operations	•	•	•	•	•	•		•	•
Life Science / Biotech	•	•	•	•	•	•		•	•
Intellectual Property	•	•				•	•		•
Academic / Research	•	•				•		•	•
Finance / Capital Management	•		•	•	•	•		•
M&A / Strategic Transactions	•		•	•	•	•		•	•
Ophthalmology	•	•	•		•	•	•		•
Clinical Development	•	•	•	•	•	•		•	•
Technology / Cybersecurity						•	•

Opus Genetics, Inc	22	2025 Proxy Statement

Director Nominees

Detailed information about the experience and qualifications of each of our directors can be found in the biographies spanning the following pages.

Sean
Ainsworth

Lead Independent Director

Director Since: November 2020

Age: 57

Committees:

•Audit

•Compensation

Skills:

✔Senior Leadership and Operations

✔Life Science / Biotech

✔Intellectual Property

✔Academic / Research

✔Finance / Capital Management

✔M&A / Strategic Transactions

✔Ophthalmology

✔Clinical Development

Experience
2018 – Present:	Chief Executive Officer and Chairman, Immusoft Corporation, a private cell therapy company
2021 – Present:	Co-founder and Chairman, Ray Therapeutics, Inc., a private ocular gene therapy company
2016 – 2017:	Executive Director, Clinical Development, Allergan plc, a global pharmaceutical company
2009 – 2016:	Founder, Chief Executive Officer and Chairman, RetroSense Therapeutics LLC, a private ocular gene therapy company
2007 – 2008:	Chief Executive Officer, GeneVivo, LLC, a private genetic modification company
2006:	Co-founder, Compendia BioScience, Inc., a private cancer genomics data provider
2004 – 2012:	Principal, Ainsworth BioConsulting LLC, a private life sciences consulting firm
2001 – 2004:	Corporate Development Consultant, Mattson Jack Group, a private healthcare consultancy
1998 – 2000:	Various Roles in Intellectual Property, Koyama and Associates, a Tokyo-based IP firm
1996 – 1998:	Research Associate, Medical Biology Institute, a nonprofit research institute
Private Company Boards & Nonprofits •Immusoft Corporation (2018 – Present) •Ray Therapeutics, Inc. (2021 – Present) •RetroSense Therapeutics LLC (2009 – 2016)
Education •M.B.A. from Washington University in St. Louis •B.S. in Microbiology from University of California, San Diego

Qualifications & Expertise

•26 years of experience operating companies in the life sciences industry with extensive leadership in gene and cell therapy

•Has founded, scaled and led biotech companies through various transactions, including the sale of RetroSense Therapeutics to Allergan plc for $555 million and the acquisition of Compendia BioScience, which he co-founded, by Life Technologies Corp.

•As CEO of Immusoft, executed a strategic partnership with Takeda, worth up to $900 million, focused on therapy candidates for neurometabolic disorders

•Seasoned advisor of biotech companies with expertise in IP strategy, licensing and corporate development

•Experienced board member at multiple private biotech companies

Opus Genetics, Inc	23	2025 Proxy Statement

Dr. Jean
Bennett

Director Since: October 2024

Age: 70

Other Public Boards:

•REGENXBIO, Inc.

Skills:

✔Other Public Company Board

✔Senior Leadership and Operations

✔Life Science / Biotech

✔Academic / Research

✔Intellectual Property

✔Ophthalmology

✔Clinical Development

Experience
2024 – Present:	F.M. Kirby Emeritus Professor of Ophthalmology, Perelman School of Medicine of the University of Pennsylvania
2017 – 2020:	Co-founder, Limelight Bio Inc., a private gene therapy company
2014 – Present:	Director, Center for Advanced Retinal and Ocular Therapeutics at the University of Pennsylvania
2013 – Present:	Co-founder, Spark Therapeutics, Inc., a formerly public gene therapy company
2012 – 2024:	Co-founder, GenSight Biologics S.A. (EPA: SIGHT), a public ocular gene therapy company
2005 – Present:	Investigator, Center for Cellular and Molecular Therapeutics at The Children’s Hospital of Philadelphia
Other Public Company Boards •REGENXBIO Inc. (2021 – Present)

Private Company Boards & Nonprofits

•Odylia (2022 – 2024)

•Gyroscope (2022 – 2023)

•Sparing Vision (2023 – Present)

•Frontera (2022 – Present)

•AAVantgarde Bio (2022 – Present)

•Genascence (2024 – Present) (data safety board)

•Retinal Degeneration Fund (2022 – Present)

•Akouos Inc./Lilly (2018 – Present)

•Avalanche Biotechnologies (2016)

Education

•Ph.D. in Zoology and Cell Biology from the University of California, Berkeley

•M.D. from Harvard University Medical School

•B.S. in Biology from Yale University

•Fellowship in Radiobiology and Environmental Health at the University of California, San Francisco

•Fellowship in Human Genetics at Yale School of Medicine

•Fellowship in Development Genetics at the Johns Hopkins University School of Medicine

Qualifications

•Over 32 years of experience in gene therapy research, with more than 175 peer-reviewed publications

•Dr. Bennett’s pioneering work on gene therapy delivery of RPE65 was foundational to the approval of Luxturna®, a novel gene therapy for the treatment of Leber congenital amaurosis

•Co-founded and led several gene therapy companies, including Limelight Bio, Spark Therapeutics (sold to Roche Holding for $4 billion) and GenSight Biologics S.A. (taken public via IPO in 2016)

•Dr. Bennett holds 24 patents and has been recognized for her achievements with the Smithsonian Ingenuity Award, the Champalimaud Award, the Sanford Lorraine Cross Award and the Helen Keller Prize in Vision Research

•Member of the American Society of Gene & Cell therapy, the Association for Research in Vision & Ophthalmology, Foundation Fighting Blindness, American Academy of Arts & Sciences, National Academy of Medicine and National Academy of Science

Opus Genetics, Inc	24	2025 Proxy Statement

Susan K.
Benton

Independent

Director Since: November 2020

Age: 60

Committees:

•Compensation

•Nominating and
Corporate Governance

Skills:

✔Senior Leadership and Operations

✔Life Science / Biotech

✔Finance / Capital Management

✔M&A / Strategic Transactions

✔Ophthalmology

✔Clinical Development

Experience
2024 – Present:	Private consultant to ophthalmic start-up companies
2019 – 2024:	President, Thea Pharma Inc., a leading private ophthalmic pharmaceutical company
2017 – 2019:	Head of Global Product Strategy and New Ophthalmic Products, Shire Inc., a formerly public biopharmaceutical company
2015 – 2017:	Head of Business Development (Ophthalmology), Shire Inc.
2011 – 2013:	Executive Director of Global Business Development, Bausch + Lomb (prior to its relisting on NYSE)
2004 – 2010:	Co-founder and Chief Commercial Officer, Sirion Therapeutics, a private ophthalmic biopharmaceutical company
2001 – 2004:	Vice President of Professional and Consumer Sales, LifeScan, a diabetes franchise owned by J&J (prior to its divestiture in 2018)
1995 – 2001:	Head of Diversified Products and Vice President of Professional Sales, Bausch + Lomb Corporation (during its listing on NYSE; prior to the acquisition by Warburg Pincus)
1987 – 1995:	Biological Products Specialist and Senior Manager, Sanofi Pasteur (Nasdaq: SNY), a public vaccine biotechnology company
Private Company Boards & Nonprofits •Tarsius Pharma Ltd. (2019 – Present) •Ripple Therapeutics Corporation (2022 – 2024)
Education •M.B.A. from the University of South Florida •B.S. in Biology from Muhlenberg College

Qualifications

•40 years of experience in the life sciences industry, with 30 years focused on ophthalmology

•Extensive experience driving strategic growth initiatives and ophthalmological pipeline expansion (including leading commercialization of a number of pipeline assets) in senior leadership positions at several major biotechnology companies

•Expertise in capital raising and business development, having raised $120 million of capital at Sirion Therapeutics and commercialized over 20 products at Bausch + Lomb, Sirion, Shire, Johnson & Johnson, and Thea

•Has structured and executed numerous complex transactions including co-promotes, asset acquisitions and take-privates

Opus Genetics, Inc	25	2025 Proxy Statement

Cam
Gallagher

Independent Chair of the Board

Director Since: November 2020
(director from 2019 – 2020 of Rexahn Pharmaceuticals, Inc., prior to its merger with a predecessor of the Company)

Age: 55

Committees:

•Compensation (Chair)

•Nominating and
Corporate Governance

Skills:

✔Other Public Company Board

✔Senior Leadership and Operations

✔Life Science / Biotech

✔Finance / Capital Management

✔M&A / Strategic Transactions

✔Clinical Development

Experience
2024 – Present:	Chief Executive Officer and President, Alessa Therapeutics, Inc. a private drug development company
2014 – 2024:	Co-founder and President, Zentalis Pharmaceuticals Inc. (Nasdaq: ZNTL), a public oncology biotechnology company
2019 – 2022:	Chief Business Officer, Immusoft Corporation, a private cell therapy company
2019 – 2020:	Chief Business Officer, jCyte Inc., a private retinal therapeutics company
2014 – 2016:	Chief Business Officer, RetroSense Therapeutics, Inc., a private gene therapy company
2007 – Present:	Founder and Managing Director, Nerveda LLC, a life sciences seed investment fund
2004 – 2007:	Senior Director; promoted to Vice President-Marketing, Verus Pharma B.V., a private rare disease pharmaceutical company
2001 – 2004:	Associate Director; promoted to Marketing Director, CV Therapeutics, Inc., a formerly public cardiovascular biopharmaceutical company
1992 – 2001:	Sales Management & Marketing Executive, Dura Pharmaceuticals, Inc., a formerly public pharmaceutical company specializing in respiratory products
Other Public Company Boards •Zentalis Pharmaceuticals Inc. (2014 – 2024) •Sorrento Therapeutics, Inc. (2012 – 2014)

Private Company Boards & Nonprofits

•Alessa Therapeutics, Inc. (2024 – Present)

•Immusoft Corporation (2022 – Present)

•Healios K.K. (2022 – Present)

•Ray Therapeutics, Inc. (2021 – Present)

•SelectION, Inc. (2018 – Present)

•Velos Bio Inc. (2017 – 2020)

•RetroSense Therapeutics, Inc. (2014 – 2016)

Education •M.B.A. from the University of San Diego •B.S. in Business Administration from Ohio University

Qualifications & Experience

•More than 30 years of experience in the life sciences and biotech industries, with expertise in corporate development, finance, marketing, business development

•Institutional investor in early-stage life sciences companies and engaged advisor to portfolio companies scaling operations and navigating transformative transactions

•Extensive experience serving on the boards of various U.S. private and public companies, including in key committee leadership positions

Opus Genetics, Inc	26	2025 Proxy Statement

Dr. Adrienne
Graves

Independent

Director Since: October 2024

Age: 71

Other Public Boards:

•Ocular Therapeutix, Inc.

•Harrow, Inc.

Committees:

•Nominating and
Corporate Governance

Skills:

✔Other Public Company Board

✔Senior Leadership and Operations

✔Life Science / Biotech

✔Finance / Capital Management

✔M&A / Strategic Transactions

✔Ophthalmology

✔Clinical Development

Experience
2010 – Present:	Co-founder, Glaucoma 360, an annual program for the Glaucoma Research Foundation, a private ophthalmic nonprofit organization
2002 – 2010:	President and Chief Executive Officer, Santen Pharmaceutical Co., Ltd. (TSE: 4536), a public ophthalmic pharmaceutical company
1995 – 2002:	Senior Vice President of Worldwide Clinical Development, Santen Pharmaceutical Co., Ltd.
1986 – 1995:	Director of International Ophthalmology, Alcon Laboratories, Inc. (prior to its listing on NYSE), an ophthalmic medical company

Other Public Company Boards

•Harrow, Inc. (2024 – Present)

•Ocular Therapeutix, Inc. (2023 – Present)

•Greenbrook TMS Inc. (2018 – 2023)

•IVERIC bio, Inc. (2018 – 2023)

•Oxurion NV (2018 – 2023)

•Nicox S.A. (2014 – 2024)

•Akorn, Inc. (2012 – 2018)

•TearLab Corporation (2005 – 2018)

Private Company Boards & Nonprofits

•CellViva (2024 – Present)

•Osanni Bio (2024 – Present)

•JelliSee Ophthalmics, Inc. (2023 – Present)

•NVasc, Inc. (2023 – Present)

•Implandata Ophthalmic Products GmbH (2023 – Present)

•Foundation Fighting Blindness (2021 – Present)

•Qlaris Bio, Inc. (2019 – Present)

•TherOptix, Inc. (2019 – 2023)

•Surface Ophthalmics, Inc. (2017 – Present)

•Envisia Therapeutics Inc. (2014 – 2017)

•Aerpio Pharmaceuticals, Inc. (2012 – 2017)

•Encore Vision, Inc. (2011 – 2017)

•American Society of Cataract and Refractive Surgeons (2009 – Present)

•Glaucoma Research Foundation (2007 – Present)

•American Academy of Ophthalmology Foundation (2007 – Present, now serving as an Emeritus member)

Education

•Ph.D. in Psychobiology/Neuroscience from the University of Michigan

•B.A. with Honors in Psychology from Brown University

•Postdoctoral Fellowship in Visual Neuroscience at the University of Paris

Qualifications & Experience

•Dr. Graves is a globally recognized leader in ophthalmology, with extensive experience in biotechnology, pharmaceuticals and medical devices

•Established track record of leading and advising ophthalmic companies through major transactions, including the sale of Iveric Bio to Astellas Pharma for $5.9 billion in 2023

•As Chair of the RD Fund, Dr. Graves leads venture investments in cutting-edge retinal degeneration therapies for Foundation Fighting Blindness

•Received the Catalyst Award in 2013 from the Glaucoma Research Foundation, the Visionary Award in 2017 from Ophthalmic World Leaders and the Visionary Award in 2021 from Foundation Fighting Blindness; has been featured on the Ophthalmologist Power List (2021 & 2023)

Opus Genetics, Inc	27	2025 Proxy Statement

Dr. George
Magrath

Chief Executive Officer

Director Since: November 2023

Age: 41

Skills:

✔Senior Leadership and Operations

✔Life Science / Biotech

✔Intellectual Property

✔Academic / Research

✔Finance / Capital Management

✔M&A / Strategic Transactions

✔Ophthalmology

✔Clinical Development

✔Technology / Cybersecurity

Experience
2023 – Present:	Chief Executive Officer, Opus Genetics, Inc.
2020 – 2023:	Chief Medical Officer and Chief Executive Officer, Lexitas Pharmaceutical Services, Inc., a private ophthalmic clinical research company
2017 – 2020:	Medical Director, Hovione Pharmaceuticals, LLC, a private pharmaceutical manufacturing company
2016 – 2017:	Equity Analyst, Edison Investment Research Limited, a private investment research and investor relations firm
2014 – 2016:	Fellowship in Ocular Oncology at Wills Eye Hospital in Philadelphia, Pennsylvania
2011 – 2014:	Residency in Ophthalmology at the Medical University of South Carolina
2010 – 2011:	Internship in General Surgery at the Medical University of South Carolina

Private Company Boards & Nonprofits

•Implicit Bioscience, Inc. (2022 – 2023)

•Foundation Fighting Blindness, Translational Research Acceleration Program (2022 – 2023)

•Line 6 Biotechnology, Inc. (2022 – 2023)

•Lexitas Pharmaceutical Services, Inc. (2021 – 2023)

•NanoRetinal, Inc. (2024 – Present)

•Voxeleron, Inc. (2024 – Present)

Education •M.B.A. from The Citadel •M.D. from Medical University of South Carolina •M.S. from Johns Hopkins University •B.S. from Clemson University

Qualifications & Experience

•Dr. Magrath is an experienced life sciences executive with a strong background in ophthalmology, clinical research and pharmaceuticals

•Board certified Ophthalmologist and member of the American Ophthalmological Society

•Proven track record of leading and scaling biotech clinical research companies, including as CEO of Lexitas, where he grew the company from 35 to over 200 employees and oversaw its acquisition by QHP Capital

•As an equity analyst, developed a keen understanding of the investor mindset and a deep appreciation of how companies in the biotech sector drive shareholder value

•Holds two patents and has authored over 25 peer-reviewed articles in biotechnology and ophthalmology

•Fellow of the National Association of Corporate Directors since 2022

•Certified in Cyber-Risk Oversight by the National Association of Corporate Directors in 2024

Opus Genetics, Inc	28	2025 Proxy Statement

Dr. James S.
Manuso

Independent

Director Since: November 2020

Age: 76

Other Public Boards:

•TuHura Biosciences, Inc. (Chairman)

Committees:

•Audit

•Nominating and
Corporate Governance (Chair)

Skills:

✔Other Public Company Board

✔Senior Leadership and Operations

✔Life Science / Biotech

✔Academic / Research

✔Finance / Capital Management

✔M&A / Strategic Transactions

✔Clinical Development

Experience
2018 – Present:	Founder and Managing Member, Laurelside LLC, a family office
2015 – Present:	Chief Executive Officer and Chairman, Talfinium Investments, Inc., a private investment entity and financial consultancy
2015 – 2018:	President, Chief Executive Officer and Vice Chairman, RespireRX Pharmaceuticals Inc. (OTC: RSPI), a public respiratory and neurological pharmaceutical company
2013 – 2013:	Vice Chair and Head of M&A, H.C. Wainwright & Co., LLC, an investment banking company
2013 – 2013:	Senior Mergers & Acquisitions Advisor, Otsuka Pharmaceutical Co., Ltd., a public pharmaceuticals and healthcare company
2011 – 2013:	Chief Executive Officer and Chairman, Astex Pharmaceuticals, Inc., a formerly public hematology-oncology pharmaceuticals company
2003 – 2011:	Chairman, President & CEO, SuperGen, Inc., a public hematology-oncology pharmaceuticals developer with profitable commercial operations

Other Public Company Boards

•TuHura Biosciences, Inc. (2019 – Present)

•RespireRx Pharmaceuticals Inc. (2015 – 2018)

•Novelos Therapeutics, Inc. (2008 – 2011)

•Merrion Pharmaceuticals plc (2006 – 2008)

•Astex Pharmaceuticals, Inc. (2002 – 2013)

•Inflazyme Pharmaceuticals, Inc. (2002 – 2005)

Private Company Boards & Nonprofits

•Biotechnology Innovation Organization (2011 – 2013)

•Montigen Pharmaceuticals, Inc. (2011 – 2012)

•Greater San Francisco Bay Area Leukemia & Lymphoma Society (2005 – 2007)

•EuroGen, Ltd. (2003 – 2008)

•Quark Pharmaceuticals, Inc. (2003 – 2007)

•Symbiontics, Inc. (2003 – 2006)

•Supratek Pharma, Inc. (2003 – 2004)

•Galenica Pharmaceuticals, Inc. (2001 – 2003)

Education

•Ph.D. in Experimental Psychology and Genetics from The Graduate Faculty of New School University

•Executive M.B.A. from Columbia Business School

•B.A. with Honors in Economics and Chemistry from New York University

Qualifications & Experience

•Over 25 years of experience in the biopharmaceutical industry in finance, business development, mergers & acquisitions and executive management

•Proven track record of leading and scaling companies, including as CEO of Astex Pharmaceuticals, where he oversaw multiple domestic and international acquisitions before leading its sale to Otsuka Pharmaceutical for $866 million

•Has served on the boards of multiple private and public pharmaceutical companies around the world

•Accomplished author and innovator, holding a pharmaceutical patent through his work at Symbiontics and publishing over 30 articles, chapters and books on biotechnology and pharmaceutical sciences

Opus Genetics, Inc	29	2025 Proxy Statement

Richard
Rodgers

Independent

Director Since: November 2020
(director from 2014 - 2020 of Rexahn Pharmaceuticals, Inc., prior to its merger with a predecessor of the Company)

Age: 58

Other Public Boards:

•Ardelyx, Inc.

•Novavax, Inc.

Committees:

•Audit (Chair)

Skills:

✔Other Public Company Board

✔Senior Leadership and Operations

✔Life Science / Biotech

✔Finance / Capital Management

✔Accounting

✔M&A / Strategic Transactions

✔Clinical Development

Experience
2023 – 2023:	Interim Chief Executive Officer and President, Ocuphire Pharma, Inc.
2010 – 2013:	Co-founder and Chief Financial Officer, TESARO, Inc., a private oncology-focused biopharmaceutical company
2009 – 2010:	Chief Financial Officer, Abraxis BioScience, Inc., a private biopharmaceutical company
2004 – 2009:	Chief Accounting Officer and Controller, MGI PHARMA, Inc., a private biopharmaceutical company
2003:	Corporate Controller, MedSource Technologies, Inc., a private medical device manufacturer
1997 – 2003:	Various Senior Leadership Positions at ADC Telecommunications, Inc., a communications equipment company
1989 – 2003:	Various Leadership Positions including Arthur Andersen & Co., a private accounting firm
Other Public Company Boards •Novavax, Inc. (2022 – Present) •Ardelyx, Inc. (2014 – Present) •Sagimet Biosciences, Inc. (2015 – 2024)
Education •M.B.A. in Finance from the University of Minnesota, Carlson School of Business •B.S. in Financial Accounting from St. Cloud State University

Qualifications

•Mr. Rodgers is an accomplished biopharmaceutical executive with a strong background in financial leadership, corporate governance and strategic transitions

•Mr. Rodgers is an experienced public company director and currently serves on the boards of Ardelyx and Novavax, including as Chair of the Audit Committee at both companies, and member of the Compensation and Nominating & Corporate Governance Committees at Novavax

•He has a proven track record in financial and operational leadership, previously serving as Interim CEO of Opus and as CFO of TESARO and Abraxis BioScience

•Deep expertise in M&A transactions, overseeing the acquisition of MGI PHARMA by Eisai for $3.9 billion

Opus Genetics, Inc	30	2025 Proxy Statement

Dr. Benjamin R.
Yerxa

President

Director Since: October 2024

Age: 59

Skills:

✔Other Public Company Board

✔Senior Leadership and Operations

✔Life Science / Biotech

✔Intellectual Property

✔Academic / Research

✔M&A / Strategic Transactions

✔Ophthalmology

✔Clinical Development

Experience
2024 – Present:	President, Opus Genetics, Inc.
2022 – 2024:	Chief Executive Officer, former Opus Genetics Inc.
2018 – 2022:	Chief Executive Officer, Retinal Degeneration Fund, a venture philanthropy investment fund
2017 – 2022:	Chief Executive Officer, Foundation Fighting Blindness, a healthcare nonprofit
2013 – 2017:	Co-founder and Chief Scientific Officer, Envisia Therapeutics, Inc., a private ocular therapeutic products company
2012 – 2015:	Chief Scientific Officer, Liquidia Technologies, Inc. (Nasdaq: LQDA), a public biopharmaceutical company
2011 – 2012:	Vice President of Research & Development, Clearside Biomedical, Inc. (Nasdaq: CLSD), a public biopharmaceutical company
2010 – 2011:	Vice President of Product Development, Parion Sciences, Inc., a private biopharmaceutical company
2008 – 2010:	Chief of Research & Development, Inspire Pharmaceuticals, Inc., a formerly public biopharmaceutical company
Other Public Company Boards •Clearside Biomedical, Inc. (2022 – Present)

Private Company Boards & Nonprofits

•National Association of Corporate Directors Research Triangle Chapter (2025 – Present)

•Nacuity Pharmaceuticals, Inc. (2019 – Present)

•SparingVision SAS (2017 – 2022)

•Sharefish, Inc. (2009 – Present)

•North Carolina Biotechnology Center (2008 – Present)

Education •Ph.D. in Organic Chemistry from University of California, Irvine •B.A. in Chemistry from University of California, San Diego

Qualifications

•Dr. Yerxa has more than 30 years of experience in biotechnology, drug development and translating promising research discoveries into clinical milestones and treatments in the pulmonary, oral health, cardiovascular, HIV and ophthalmology fields

•Dr. Yerxa is an expert in venture philanthropy and biotech investment, having established and led the Retinal Degeneration Fund while serving as CEO of the Foundation Fighting Blindness

•Holds 60 U.S. patents and is the inventor of DIQUAS™, an innovative dry eye treatment approved in Japan

OUR BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE BOARD’S
DIRECTOR NOMINEES LISTED ABOVE FOR PROPOSAL NO. 1 ON THE BLUE PROXY CARD.

Opus Genetics, Inc	31	2025 Proxy Statement

Corporate Governance

Board Leadership Structure; Separation of CEO and Chair Roles

The Board separates the positions of Chief Executive Officer and Chair of the Board. Mr. Gallagher serves as the independent Chair of the Board. In his role as Chair, Mr. Gallagher is responsible for: (i) presiding over Board meetings and meetings of stockholders; (ii)| establishing agendas for each Board meeting in consultation with the chairs of applicable committees of the Board; (iii) calling Board meetings; (iv) approving meeting schedules for the Board; (v) approving any information sent to the Board; and (vi) performing other duties and responsibilities as requested by the Board. Additionally, because Mr. Gallagher is an independent director, he is responsible for leading executive sessions of the Board. Mr. Gallagher is available for consultation and direct communication with stockholders (as directed by the Board).

The Board believes that separation of the positions of Chair of the Board and Chief Executive Officer reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance, and enhances the effectiveness of the Board as a whole, and has concluded that our current Board leadership structure is appropriate at this time. While our Board has the flexibility to combine or separate the positions of Chair of the Board and Chief Executive Officer and to appoint a lead director in accordance with a determination that utilizing one or the other structure would be in the best interests of the Company, the Board remains committed to the principles of independent oversight and believes it is in the best interests of the Company and its stockholders to maintain separation of the positions of Chief Executive Officer and Chair of the Board. The Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate. If the Board determines at any point to unify the roles of Chief Executive Officer and Chair of the Board, it will notify its stockholders promptly.

Director Independence

The Board has determined that a majority of directors currently qualify as “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq. Our current independent directors are Mr. Ainsworth, Ms. Benton, Mr. Gallagher, Dr. Graves, Dr. Manuso and Mr. Rodgers. In making such independence determinations, the Board considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances that the Board deemed relevant in determining each non-employee director’s independence, including the participation by the Company’s non-employee directors, or their affiliates, in certain financing transactions and the beneficial ownership of Common Stock by each non-employee director.

Size of the Board

The Board currently consists of nine directors. If a vacancy on the Board occurs or the Board increases in size, the Board and its Nominating and Corporate Governance Committee will actively seek individuals that satisfy its criteria for membership on the Board, and may rely on multiple sources for identifying and evaluating potential nominees, including referrals from our current directors and management and independent search firms.

Board Structure and Committees

The Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each of these committees operates under a written charter approved by the Board that satisfies applicable SEC and Nasdaq standards. From time to time, the Board may establish other committees to facilitate the management of our business. Each committee’s charter is available under the “Governance — Governance Documents” section of our investor relations website at

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ir.opusgtx.com. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website.

The Board meets regularly throughout the year. During fiscal year 2024, the Board held seven meetings. Each incumbent director attended all meetings of the Board and at least 75% of the aggregate number of meetings of the committees on which each served during the period of his or her service in 2024. The independent members of the Board also meet separately in executive sessions to discuss such matters as the independent directors consider appropriate. We encourage our directors to attend the Company’s annual meetings of stockholders.

The following table details certain basic information of our directors and the composition of our standing Board committees, including the number of meetings held by each of the Board’s committees during the year ended December 31, 2024:

Directors and Board Committee Memberships

Director Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Non-Executive Directors
Cam Gallagher, Chair of the Board		Chair	Member
Sean Ainsworth	Member	Member
Dr. Jean Bennett
Susan K. Benton		Member	Member
Dr. Adrienne Graves			Member
Dr. James S. Manuso	Member		Chair
Richard Rodgers	Chair
Executive Directors
Dr. George Magrath, Chief Executive Officer
Dr. Benjamin R. Yerxa, President
Meetings Held During 2024	5	5	3

Audit Committee Matters

The Audit Committee reviews with management and the Company’s independent public accounting firm the Company’s financial statements, the accounting principles applied in their preparation, the scope of the audit, any comments made by the independent public accounting firm upon the financial condition of the Company and its accounting controls and procedures and such other matters as the Audit Committee deems appropriate. More specifically, the responsibilities of the Audit Committee include the following:

•appointing or replacing and overseeing the Company’s independent public accounting firm and approving all audit engagement fees and terms;

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•preapproving all audit (including audit-related) services, internal control-related services and permitted non-audit services (including fees and terms thereof) to be performed for the Company by its independent public accounting firm;

•reviewing and discussing with management and its independent public accounting firm significant issues regarding accounting and auditing principles and practices and financial statement presentations;

•reviewing and approving procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by our employees of concerns regarding accounting or auditing matters; and

•reviewing and overseeing compliance with legal and regulatory requirements.

The Audit Committee currently consists of three directors: Mr. Rodgers (as Chair), Mr. Ainsworth and Dr. Manuso. The Board has determined that each of Mr. Rodgers, Mr. Ainsworth and Dr. Manuso is “independent” under Nasdaq independence standards. Additionally, the Board has determined that each of Mr. Rodgers, Mr. Ainsworth and Dr. Manuso qualifies as an “audit committee financial expert” as that term is defined in rules promulgated by the SEC. The designation of an “audit committee financial expert” does not impose upon such persons any duties, obligations or liabilities that are greater than those generally imposed on each of them as a member of the Audit Committee and the Board, and such designation does not affect the duties, obligations or liabilities of any other member of the Audit Committee or the Board.

Compensation Committee

The Compensation Committee oversees policies relating to compensation and benefits of our officers and employees. More specifically, the responsibilities of the Compensation Committee include the following:

•reviewing and recommending the compensation and other terms of employment of the Company’s Chief Executive Officer and of other executive officers and senior management positions;

•reviewing and making recommendations with respect to the compensation and benefits for the Company’s non-employee directors, including through equity-based plans;

•evaluating the performance of the Company’s Chief Executive Officer and other senior executives and assisting the Board in developing and evaluating potential candidates for executive positions; and

•administering the incentive compensation, deferred compensation and equity-based plans pursuant to the terms of the respective plans.

The Compensation Committee currently consists of three directors: Mr. Gallagher (as Chair), Mr. Ainsworth and Ms. Benton. To qualify as independent to serve on the Company’s Compensation Committee, the listing standards of Nasdaq require a director not to accept any consulting, advisory, or other compensatory fee from the Company, other than for service on the Board, and that the Board consider whether a director is affiliated with the Company and, if so, whether such affiliation would impair the director’s judgment as a member of the Company’s Compensation Committee. The Board has concluded that each of Mr. Gallagher, Mr. Ainsworth and Ms. Benton qualifies as “independent” under applicable rules and regulations of Nasdaq and the SEC.

The Compensation Committee may form and delegate authority to subcommittees as appropriate, including, but not limited to, a subcommittee composed of one or more members of the Board or officers of the Company to grant stock awards under the Company’s equity incentive plans.

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To fulfill its responsibilities, the Compensation Committee has the authority to retain and obtain advice from advisors. For 2024, the Compensation Committee retained Anderson Pay Advisors, LLC (“Anderson”) to serve as an independent compensation advisor. The Compensation Committee worked with Anderson and the Company’s executive management team to make final decisions regarding the design of the programs used to compensate the Company’s executive officers and directors in a manner which is consistent with the Company’s compensation objectives. Prior to engaging Anderson, the Compensation Committee considered and assessed Anderson’s independence. To ensure Anderson’s continued independence and to avoid any actual or apparent conflict of interest, the Compensation Committee regularly, but not less than annually, considers Anderson’s independence and does not permit Anderson to be engaged to perform any services to us beyond those services provided to the Compensation Committee. The Compensation Committee has sole authority to select, retain or terminate its executive compensation consultants and to approve their fees and other retention terms.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee reviews, evaluates and seeks out candidates qualified to become Board members. More specifically, the responsibilities of the Nominating and Corporate Governance Committee include the following:

•reviewing, evaluating and seeking out candidates qualified to become members of the Board;

•reviewing committee structure and recommending directors for appointment to committees;

•developing, reevaluating (not less frequently than every three years) and recommending the selection criteria for Board and committee membership;

•establishing procedures to oversee evaluation of the Board, its committees, individual directors and management; and

•developing and recommending guidelines on corporate governance.

When evaluating potential nominees to serve on the Board, the Nominating and Corporate Governance Committee seeks individuals based on review and consideration of experience, including scientific, business, financial and academic backgrounds, and examines a candidate’s skills, expertise, age, personal and professional integrity, character, business judgment, time availability, dedication, independence, potential conflicts of interest and such other relevant factors that the committee considers appropriate in the context of the needs of the Board. Director candidates may be submitted by directors, officers, employees, stockholders and others for recommendation to the Board. In fulfilling this responsibility, the Nominating and Corporate Governance Committee also consults with the Board and the Chief Executive Officer concerning director candidates. Candidates recommended by stockholders will be considered using the same criteria as the Board and the Nominating and Corporate Governance Committee use in evaluating candidates submitted by other sources. Any such suggestions should be submitted to the Corporate Secretary at our principal executive office. If the Company receives such a suggestion, the Company may request additional information from the candidate to assist in its evaluation.

The Nominating and Corporate Governance Committee currently consists of four directors: Dr. Manuso (as Chair), Ms. Benton, Mr. Gallagher and Dr. Graves, each of whom qualifies as “independent” under applicable rules and regulations of Nasdaq and the SEC.

Role of the Board in Risk Oversight

The Board administers its role in the oversight of risk directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas. Risk assessment and oversight are an integral part of our governance and management processes. Throughout the year, senior management reviews significant risks with the Board at regular board meetings as part of management presentations and presents the steps taken by management to mitigate or eliminate such risks.

Opus Genetics, Inc	35	2025 Proxy Statement

As part of the Board’s risk oversight function, the Board:

•reviews and approves the Company’s annual business plan;

•reviews business developments, business plan implementation updates and financial results; and

•reviews a summary of significant risks and opportunities at regular meetings of the Board with management, including cybersecurity risk, human capital management risk, risks relating to the development and use of new technologies, and risks relating to environmental and social issues.

The Audit Committee oversees our major financial risk exposures and the steps our management team has taken to monitor and control these exposures. Our Audit Committee also monitors compliance with legal and regulatory requirements, oversees risk management associated with the Company’s information technology and data security and considers and approves or disapproves any related person transactions. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance practices and of the Board, including as related to environmental, social and governance matters. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk-taking.

Code of Business Conduct and Ethics

Our Board has adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer and other executive officers. The code of business conduct and ethics is available on our investor relations website, ir.opusgtx.com, under “Governance — Governance Documents.” We intend to disclose future amendments to certain provisions of our code of business conduct and ethics, or waivers of these provisions in public filings.

Insider Trading Policy

The Company has adopted an insider trading and compliance policy governing the purchase, sale, and other dispositions of its securities by its directors, officers, and employees and has implemented processes for the Company that it believes are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any applicable listing standards. A copy of this insider trading policy will be filed as Exhibit 19 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Prohibition on Hedging

The Company’s insider trading and compliance policy prohibits all directors, officers, employees, and certain contractors from engaging in hedging transactions, including short sales, transactions in put or call options, hedging or monetization transactions, or other inherently speculative transactions with respect to the securities of the Company at any time.

Corporate Governance Guidelines

We have adopted corporate governance guidelines to assist the Board in carrying out its oversight responsibilities and to serve the best interests of the Company and our stockholders. Our corporate governance guidelines are intended to serve as a flexible framework for the conduct of the Board’s operations and are available on our investor relations website, ir.opusgtx.com, under “Governance — Governance Documents.”

Opus Genetics, Inc	36	2025 Proxy Statement

Communications with Directors

Stockholders and interested parties who wish to communicate with our Board, non-management members of our Board as a group, or a specific member of our Board (including the Chair of our Board) may do so either via email at ir@opusgtx.com or by written communication addressed to the attention of our Corporate Secretary by mail to Opus Genetics, Inc., 8 Davis Drive, Suite 220, Durham, NC 27709.

All communications will be reviewed and provided to the members of the Board unless such communications are unsolicited items, sales materials or other routine items or items unrelated to the duties and responsibilities of the Board or are otherwise determined to be frivolous, irrelevant, threatening, illegal or similarly unsuitable.

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Certain Relationships and Related-Party Transactions

Except as disclosed below, there have been no transactions since January 1, 2024 to which the Company has been a participant in which the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or any members of their immediate family, had or will have a direct or indirect material interest, other than compensation arrangements which are described elsewhere in this Proxy Statement.

Policies and Procedures for Related-Party Transactions

To assist the Company in complying with its disclosure obligations and to enhance the Company’s disclosure controls, the Board has a formal written policy regarding related-party transactions. A “related party” is a director, officer, nominee for director or a more than 5% stockholder (of any class of the Company’s voting stock) since the beginning of the Company’s last completed fiscal year, and their immediate family members. A related-party transaction is any transaction or any series of transactions in which the Company was or is to be a participant, the amount involved exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest. The Audit Committee or the independent directors of the Board review such proposed business transactions to ensure that the Company’s involvement in such transactions is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and is in the best interests of the Company and its stockholders. The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding common stock, or any member of the immediate family of any of the foregoing persons, since January 1, 2024, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Non-Employee Director Compensation” and “Executive Compensation.”

Acquisition of Legacy Opus

On October 22, 2024, the Company completed an acquisition (the “Acquisition”) of Opus Genetics Inc. (“Legacy Opus”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 22, 2024 (the “Closing Date”), by and among the Company, Orange Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of the Company, Orange Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, and Legacy Opus. Under the terms of the Merger Agreement, at the closing of the Acquisition, the Company issued to the securityholders of Legacy Opus 5,237,063 shares of Common Stock and 14,145.374 shares of the Company’s preferred stock, par value $0.0001 per share, designated as Series A Preferred (the “Series A Preferred Stock”). Each share of Series A Preferred Stock is convertible into 1,000 shares of Common Stock, subject to certain conditions, including the approval of such conversion by the Company’s stockholders.

At the closing of the Acquisition, one of the former stockholders of Legacy Opus, the Foundation Fighting Blindness Retinal Degeneration Fund (together with Foundation Fighting Blindness, Inc., “FFB”), a foundation that drives research to provide treatments and cures for people afflicted by retinal degenerative diseases, received 2,564,752 shares of our Common Stock, thus becoming a 5% stockholder of the Company. FFB also received 6,927.419 shares of Series A Preferred Stock that are convertible, subject to the approval of Proposal No. 4, into 6,927,419 shares of our Common Stock.

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Employment Agreement—Yerxa

In connection with the Acquisition and effective October 22, 2024, Dr. Benjamin R. Yerxa, the former Chief Executive Officer and President of Legacy Opus and the former Chief Executive Officer of FFB, entered into an employment agreement (the “Yerxa Employment Agreement”) with the Company. The Yerxa Employment Agreement provides for a one-year employment term expiring on October 21, 2025 during which Dr. Yerxa will serve as our President, following which Dr. Yerxa will continue to provide consulting services to the Company for a period of three years (the “Consulting Term”). Pursuant to the Yerxa Employment Agreement, Dr. Yerxa will receive an annual base salary of $425,000 and will be eligible for a target annual bonus equal to 35% of his base salary, prorated based on the number of days that Dr. Yerxa is employed by the Company during the applicable fiscal year and based on the achievement of performance metrics approved by the Compensation Committee.

As provided in the Yerxa Employment Agreement, as an inducement for Dr. Yerxa to enter into the Yerxa Employment Agreement and subject to the terms of the Ocuphire Pharma, Inc. 2021 Inducement Plan, Dr. Yerxa was granted a time-based restricted stock unit award with respect to 332,800 shares of Common Stock, which award is scheduled to vest in four equal annual installments on each of the first four anniversaries of the grant date, subject to Dr. Yerxa’s continued service with the Company through each vesting date. During the Consulting Term, Dr. Yerxa will receive an annual payment in the amount of $400,000, which amount may be paid in cash or, in the Company’s sole discretion with respect to up to 50% of the amount, in shares of Common Stock (or such greater amount as may be mutually agreed upon by the parties). The amounts to be paid to Dr. Yerxa during the Consulting Term will be accelerated if the Consulting Term is terminated by (i) Dr. Yerxa due to a breach of the consulting agreement by the Company, or (ii) the Company other than in the event of a for-cause termination.

In the event of a termination of his employment by the Company without “Cause” or by Dr. Yerxa for “Good Reason” (each as defined in the Yerxa Employment Agreement and each, a “Qualifying Termination”), in each case, within twelve months following the Closing Date of the Acquisition, then subject to Dr. Yerxa’s execution of a release of claims in favor of the Company (a “Release”) and continued compliance with certain restrictive covenants, Dr. Yerxa will be entitled to receive (i) a lump sum payment equal to 0.5 times the sum of (a) his base salary and (b) an amount equal to a prorated portion of his target annual bonus, and (ii) continued health coverage for Dr. Yerxa and his covered dependents at the Company’s expense for up to twelve months, and all outstanding and unvested equity awards held by Dr. Yerxa will become fully vested and exercisable. In addition, in the event of a Qualifying Termination that occurs within three months prior to a “Change in Control” (as defined in the Yerxa Employment Agreement), then, in lieu of the amounts described in clause (i) above, and subject to Dr. Yerxa’s execution of a Release and continued compliance with certain restrictive covenants, Dr. Yerxa will be entitled to receive a lump sum payment equal to 0.5 times the sum of (x) his base salary and (y) his target annual bonus.

Dr. Yerxa will be subject to certain non-competition and non-solicitation covenants for twelve months following the termination of his employment with the Company.

Dr. Yerxa also serves as a director on our Board.

Consulting Agreement—Bennett

In connection with Dr. Jean Bennett’s appointment as a member of the Board, effective October 22, 2024, she and the Company entered into a consulting agreement (the “Bennett Consulting Agreement”), pursuant to which Dr. Bennett will provide consulting services to the Company for a one-year period. Pursuant to the Bennett Consulting Agreement, Dr. Bennett was granted a restricted stock unit award with respect to 100,000 shares of Common Stock, which award is scheduled to vest on October 22, 2025, subject to her continued service with the Company through and including such date; provided, that the award will vest in full if the Bennett Consulting Agreement is terminated by (i) Dr. Bennett due to a breach of the Bennett Consulting Agreement by the Company, or (ii) the Company other than due to Dr. Bennett’s embezzlement, non-performance, fraud or deceit, or her violation of law or breach of the Bennett Consulting Agreement.

Opus Genetics, Inc	39	2025 Proxy Statement

Letter Agreement and Strategic Partnership—FFB

On August 25, 2022, Legacy Opus entered into a binding letter of agreement with FFB and the Jaeb Center for Health Research (“JCHR”) to collaborate on natural history studies involving individuals with retinal dystrophies associated with mutations in multiple genes of interest. Under the terms of the agreement, FFB and JCHR have the sole responsibility and authority to design and conduct the study, with input from the Company. Subject to certain conditions, the agreement requires that the Company provide FFB with a total of $2,000,000 of funding to support the study, such amount being payable in an initial installment of $400,000 at the time of submission of the final study protocol to the Institutional Review Board of the JCHR and, subject to certain conditions, in four annual installments of $400,000 on the anniversaries of such submission.

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Non-Employee Director Compensation

Our Board has adopted a non-employee director cash and equity compensation plan. Under the policy for 2024, the Company pays each of its non-employee directors a cash stipend for service on the Board and, if applicable, on the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

Each of the Company’s non-employee directors receives an additional stipend for service as the chair of the Audit Committee, Compensation Committee or Nominating and Corporate Governance Committee or service as the non-executive Chair of the Board. Directors may elect to receive stock in lieu of their cash fees. The stipends payable to each non-employee director for service in 2024 on the Board are as follows, which did not change as compared to 2023 other than with respect to the Chair of the Board stipend (increased from $36,750) and the lead independent director stipend (increased from $20,000):

	Member Annual Service Stipend ($)(1)	Chair Annual Service Stipend ($)(1)
Board	42,000	42,000
Audit Committee	10,000	20,000
Compensation Committee	7,500	15,000
Nominating and Corporate Governance Committee	5,000	10,000
Lead Independent Director	25,000	—

(1)Chairs of each committee do not receive a stipend for being a member of the applicable committee.

In October 2023, the Board approved the creation of a transition committee consisting of Mr. Rodgers and Dr. Jay Pepose, with the committee continuing until March 2024. Each member received a monthly cash retainer of $25,000. In addition, pursuant to a consulting arrangement with the Company and apart from his service as a non-employee director, Dr. Pepose serves as the Company’s Chief Medical Advisor, and is paid a monthly consulting fee for his services in such role, as described further below.

Upon the election or appointment of any new non-employee director, such new director will be entitled to receive equity awards with a grant date fair value of $180,000 on the date of his or her initial election or appointment, and each non-employee director is automatically granted equity awards with target value of $90,000 at the close of business on the date of each annual meeting, with the number of shares subject to such awards determined based on the average stock price over the 30 days preceding the grant date. Such equity awards will consist of 40% stock options, and 60% restricted stock units.

The following table provides compensation information for the fiscal year ended December 31, 2024 for each non-employee member of the Board. Employees who serve on the Board do not receive additional compensation for their service and, accordingly, neither Dr. Magrath nor Dr. Yerxa received compensation for their services on the Board. Please see the “2024 Summary Compensation Table” below for the compensation that Dr. Magrath received for his service as an executive officer of the Company during 2024.

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2024 Director Compensation

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation($)(4)	Total ($)
Sean Ainsworth	82,275	70,766	47,177	—	200,218
Dr. Jean Bennett	8,170	133,000	184,654	—	325,824
Susan K. Benton	54,500	74,714	47,177	—	176,391
Cam Gallagher	101,663	70,766	47,177	—	219,606
Dr. Adrienne Graves	8,170	—	184,654	—	192,824
Dr. James S. Manuso	62,000	75,257	47,177	—	184,434
Dr. Jay Pepose(5)	117,000	131,088	113,401	455,247	816,736
Richard Rodgers	144,500	75,800	47,177	—	267,477

(1)The amounts in this column represent the fees earned or paid in cash for services as a director, including annual retainer, committee chairmanship, non-executive chair fees and, for Dr. Pepose and Mr. Rodgers, transition committee fees. For 2024, Dr. Manuso received 22,090 shares of Common Stock in lieu of $62,000 of cash fees earned, Ms. Benton received 19,418 shares of Common Stock in lieu of $54,500 of cash fees earned, Dr. Pepose received 14,964 shares of Common Stock in lieu of $42,000 of cash fees earned, and Mr. Rodgers received 24,762 shares of Common Stock in lieu of $69,500 of cash fees earned.

(2)The amounts reported reflect the aggregate grant date fair value of restricted stock units granted to the Company’s non-employee directors during 2024, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“ASC 718”) based on the Company’s stock price on the date of grant. The amounts reported for Dr. Pepose and Dr. Bennett also include amount granted pursuant to their respective consulting agreements, as described in more detail below. The amounts reported for Dr. Manuso, Ms. Benton, Dr. Pepose and Mr. Rodgers also include $4,491, $3,948, $3,042 and $5,034, respectively, representing the difference between the grant date fair value of the shares of Common Stock they received in lieu of foregone cash fees and the amount of such cash fees. As of December 31, 2024, our non-employee directors held restricted stock units with respect to the following number of shares of Common Stock: Mr. Gallagher, 52,119; Mr. Ainsworth, 52,119; Dr. Manuso, 52,119; Ms. Benton, 52,119; Dr. Bennett 100,000; Dr. Graves, 0; and Mr. Rodgers 126,142.

(3)The amounts reported in this column represent the aggregate grant date fair values of the stock options granted to the Company’s non-employee directors during 2024, computed in accordance with ASC 718. Assumptions applicable to these valuations can be found in Note 8 of the Notes to Consolidated Financial Statements — Stock-Based Compensation contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024. As of December 31, 2024, our non-employee directors held options with respect to the following number of shares: Mr. Gallagher, 178,308; Mr. Ainsworth, 178,308; Dr. Manuso, 178,308; Ms. Benton, 134,820; Dr. Bennett, 172,874; Dr. Graves, 172,874; and Mr. Rodgers, 125,181.

(4)The amount reported for Dr. Pepose represents consulting fees paid to him for his services as Chief Medical Advisor pursuant to his consulting agreement.

(5)Dr. Pepose resigned from the Board on October 22, 2024.

Consulting Agreement with Dr. Jay Pepose

On April 8, 2022, the Company entered into a consulting agreement with Dr. Jay Pepose, a director of the Company, which was subsequently amended on September 19, 2022, December 1, 2022, and January 1, 2024 (as amended, the “Original Consulting Arrangement”), pursuant to which Dr. Pepose provides services as the Company’s Chief Medical Advisor. The Original Consulting Arrangement provided for a monthly retainer of $25,000 paid in cash by the Company to Dr. Pepose, with the exception of the final month of its term, for which Dr. Pepose received a retainer of $49,000. The Original Consulting Arrangement expired on March 31, 2024.

On April 11, 2024, the Company entered into a new consulting agreement with Dr. Pepose (the “New Consulting Arrangement”), pursuant to which Dr. Pepose agreed to provide further services for the Company. The term of the New Consulting Arrangement began on April 11, 2024 and continues until its expiration on April 11, 2025. The New Consulting Arrangement provides for a monthly retainer of $39,583 in cash paid by the Company to Dr. Pepose. Additionally, on April 11, 2024, in connection with the New Consulting Arrangement, Dr. Pepose received a grant of 32,000 restricted stock units and an option to purchase 48,000 shares of

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the Company’s Common Stock. The restricted stock units vest on April 11, 2025, subject to Dr. Pepose’s continued service over that period. The options vest in 12 equal monthly installments beginning on May 11, 2024, subject to Dr. Pepose’s continued service over that period.

Consulting Agreement with Dr. Jean Bennett

In connection with Dr. Jean Bennett’s appointment as a member of the Board, effective October 22, 2024, she and the Company entered into a consulting agreement (the “Bennett Consulting Agreement”), pursuant to which Dr. Bennett will provide consulting services to the Company for a one-year period. Pursuant to the Bennett Consulting Agreement, Dr. Bennett was granted a restricted stock unit award with respect to 100,000 shares of Common Stock, which award is scheduled to vest on October 22, 2025, subject to her continued service with the Company through such date; provided, that the award will vest in full if the Bennett Consulting Agreement is terminated due to a breach of the Bennett Consulting Agreement by the Company or termination by the Company for cause events.

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Proposal No. 2
Ratification of Independent Registered Public Accounting Firm

The Audit Committee has appointed Ernst & Young, LLP (“EY”) as the independent registered public accounting firm to audit the Company’s financial statements for the year ending December 31, 2025.

The financial statements of the Company as of and for the years ended December 31, 2024 and 2023 were audited by EY. We expect that representatives of EY will be present at the Annual Meeting and will be available to respond to appropriate questions.

At the Annual Meeting, the stockholders are being asked to ratify the appointment of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Our Board is submitting the selection of EY to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. If this proposal does not receive the affirmative approval of a majority of the votes present in person or by proxy and entitled to vote on the proposal, the Board would reconsider the appointment. Even if our stockholders ratify the selection, our Board, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Board believes that such a change would be in our best interests and the best interests of our stockholders.

VOTE

Our Audit Committee and Board Recommend a Vote “For” the approval of Proposal No. 2.

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Service Fees Paid to the Independent Registered Public Accounting Firm

The following table shows the fees for professional services rendered to us by EY for services in respect of the fiscal years ended December 31, 2024 and 2023, which were approved by the Audit Committee in accordance with its established policies and procedures.

Fee Category	Fiscal Year 2024	Fiscal Year 2023
Audit fees(1)	$548,140	$463,750
Audit-related fees(2)	—	—
Tax fees(3)	—	—
All other fees	—	—
Total fees	$548,140	$463,750

(1)Audit fees include fees for professional services provided by EY in connection with the annual audit of our consolidated financial statements, review of our quarterly consolidated financial statements, and related services that are typically provided in connection with comfort letters, registration statements and other SEC filings.

(2)Audit-related fees include fees billed for assurance and related services reasonably related to the performance of the audit or reviews of our consolidated financial statements that are not included as audit fees. There were no such fees incurred during the years ended December 31, 2024 or 2023.

(3)Tax fees include fees for tax compliance, advice and planning. There were no such fees incurred during the years ended December 31, 2024 or 2023.

Our Audit Committee is responsible for pre-approving all audit and permitted non-audit and tax services provided by the independent registered public accounting firm.

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Audit Committee Report

The information contained in the following report is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or the Securities Act of 1933, as amended, unless and only to the extent that we specifically incorporate it by reference.

The Audit Committee has reviewed and discussed with our management and EY our audited consolidated financial statements as of and for the fiscal year ended December 31, 2024. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Audit Committee has received and reviewed the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with EY its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.

Audit Committee:

Richard Rodgers (Chair)
Sean Ainsworth
Dr. James S. Manuso

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Executive Officers

The following table provides the name, age and position(s) of each of our executive officers:

Name	Age	Position(s)
Dr. George Magrath	41	Chief Executive Officer
Dr. Benjamin R. Yerxa	59	President
Joseph K. Schachle	60	Chief Operating Officer
Nirav Jhaveri	47	Chief Financial Officer
Dr. Ashwath Jayagopal	43	Chief Scientific and Development Officer
Bernhard Hoffmann	69	Senior Vice President of Corporate Development
Amy Rabourn	45	Senior Vice President of Finance

Dr. George Magrath

For Dr. Magrath’s biographical information, see “Proposal No. 1 – Election of Directors.”

Dr. Benjamin R. Yerxa

For Dr. Yerxa’s biographical information, see “Proposal No. 1 – Election of Directors.”

Joseph K. Schachle

Mr. Schachle was appointed to the role of Chief Operating Officer in November 2023. Prior to joining the Company, Mr. Schachle was Chief Operating Officer of Legacy Opus from October 2021 through March 2023 (where, following his service as Chief Operating Officer, he served as a consultant to Legacy Opus from April 2023 through December 2023). Prior to serving in these roles, he served with Grifols, S.A., a global healthcare company and leading manufacturer of plasma-derived medicines, as its Vice President of Global Commercial Services & Controlling from August 2017 to February 2020 and its Vice President of Customer Experience Enablement from March 2020 to September 2021. Mr. Schachle holds an M.B.A. from Old Dominion University and a Bachelor of Business Administration in Marketing from James Madison University.

Nirav Jhaveri

Mr. Jhaveri was appointed to the role of Chief Financial Officer in February 2024. Prior to joining the Company, Mr. Jhaveri served as the Chief Financial Officer of Insilico Medicine, Inc., a clinical-stage, AI-based biotech company from September 2021 through November 2023, where he oversaw finance, corporate strategy and investor relations, with the company raising $110 million and securing over $100 million from business development transactions during his tenure. Prior to Insilico, Mr. Jhaveri served as Chief Financial Officer of Journey Medical Corporation, a commercial-stage biopharmaceutical company and subsidiary of Fortress Biotech, from January 2020 to April 2021, where he led business development, corporate strategy and capital raising. Earlier in his career, Mr. Jhaveri held roles in business development at Fortress Biotech (from September 2014 to January 2020), equity research in specialty and major pharmaceuticals at Citigroup (from November 2009 to September 2014), investment analysis at Carmel Asset Management (from December 2008 to October 2009), and investment banking at Bank of America (from 2005 to 2007). Mr. Jhaveri holds an M.B.A. from New York University – Stern School of Business and a B.A. in Chemistry and Economics from the University of Pennsylvania. Mr. Jhaveri is a CFA charterholder.

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Dr. Ashwath Jayagopal

Dr. Jayagopal was appointed to the role of Chief Scientific and Development Officer in February 2024. He served as the Chief Scientific Officer of Legacy Opus from 2021 to February 2024. From 2019 to 2021, he served as Executive Director of Discovery Medicine at Kodiak Sciences Inc., where he supervised early-stage portfolio development, and served as the Head of Molecular Pharmacology and Biomarkers in Ophthalmology at Roche from 2015 to 2019. His accomplishments at Roche included leadership of teams conducting discovery and IND-enabling studies, including the FDA-approved therapeutic for retinal vascular disease, Vabysmo® (trademark of Genentech, Inc.), the first bispecific antibody in ophthalmology. Prior to his career in industry, Dr. Jayagopal served as an Assistant Professor and NIH-funded Principal Investigator at the Vanderbilt Eye Institute, Vanderbilt University Medical Center. Dr. Jayagopal is a Fellow of the Association for Research in Vision and Ophthalmology (ARVO) as well as a Fellow and the President of the Association for Ocular Pharmacology and Therapeutics (AOPT). He serves on the Innovation Advisory Council for Foundation Fighting Blindness and the Editorial Board of Journal of Ocular Pharmacology and Therapeutics. Dr. Jayagopal holds a Ph.D. in Biomedical Engineering from Vanderbilt University and an M.B.A. from the Kelley School of Business at Indiana University. An author on over 40 peer-reviewed publications, Dr. Jayagopal has been awarded the Roche Key Contributor Award, the Dolly Green Special Scholar Award from Research to Prevent Blindness, and a Junior Faculty Award from the American Diabetes Association.

Bernhard Hoffmann

Mr. Hoffmann has served as Senior Vice President of Corporate Development of the Company since January 2023, and prior to that as Vice President of Corporate Development and Finance of the Company and of private Ocuphire Pharma, Inc. since its founding in February 2018. Previously, he served as an advisor to the founders of Ocularis LLC from 2008 to February 2018 on all matters related to raising capital and evaluating possible strategic transactions for the company. Since 2004, Mr. Hoffmann has served as a financial and strategic advisor to emerging pharmaceutical development companies, including SynDevRx, Inc., a pioneer in the field of metabo-oncology. Prior to that, he served as a Director at Prudential Vector Healthcare Group from 1996 to 2001 and as Chief Financial Officer and Managing Director, Investment Banking, of EHS Securities, LLC from 2001 to 2003. In both roles, Mr. Hoffmann managed numerous private placements, initial public offerings and follow-on offerings, as well as strategic and license transactions. Previously, Mr. Hoffmann gained extensive experience in corporate finance and merger and acquisition transactions and managed capital markets relationships at Goldman Sachs and Credit Suisse First Boston. Mr. Hoffmann earned his undergraduate degree in English from Dartmouth College and his M.B.A. from the Tuck School of Business at Dartmouth.

Amy Rabourn

Ms. Rabourn was promoted to Senior Vice President of Finance in January 2023; she previously served as Vice President of Finance of the Company since November 2020. Ms. Rabourn has over 20 years of finance and accounting experience, including public company experience, with a focus on life sciences. Prior to her roles with the Company, she served as Director of Finance at Gemphire Therapeutics, Inc. from December 2014 until its merger with NeuroBo Pharmaceuticals, Inc. in December 2019. At Gemphire, Ms. Rabourn implemented processes and procedures that supported Gemphire through private fund raising and its initial public offering in August 2016. She oversaw daily financial transactions, performed budgeting and forecasting, and managed the financial reviews and audit, SEC filings and tax preparation. After Gemphire’s merger with NeuroBo, she continued as a consultant to NeuroBo in the same role as it transitioned to public company status. Prior to Gemphire, she held a position as Controller of a software start-up, performed financial consulting in the life sciences space and worked in various finance positions at Pfizer Inc. She is a licensed CPA with public accounting experience and began her career in the audit practice at PricewaterhouseCoopers, LLP. Ms. Rabourn holds a Master of Accounting and B.B.A. Finance and Accounting concentration from the University of Michigan.

Opus Genetics, Inc	48	2025 Proxy Statement

Executive Compensation

The following is a discussion and analysis of compensation arrangements of our named executive officers. Because we qualify as a “smaller reporting company” under the SEC rules, we have elected to prepare this Proxy Statement and other annual and periodic reports as a “smaller reporting company” consistent with the rules of the SEC. Under the scaled disclosure obligations applicable to smaller reporting companies, we are not required to provide, among other things, a Compensation Discussion and Analysis and certain other tabular and narrative disclosures relating to executive compensation.

The following individuals were our named executive officers for 2024:

•Dr. George Magrath, Chief Executive Officer;

•Nirav Jhaveri, Chief Financial Officer; and

•Dr. Ashwath Jayagopal, Chief Scientific and Development Officer.

Overview

Our current executive compensation program is intended to align executive compensation with our business objectives and to enable us to attract, retain and reward executive officers who contribute to our long-term success. Our Compensation Committee administers our executive compensation program. The Compensation Committee’s decisions with respect to the compensation paid or awarded to our executive officers is generally based on the assessment of each individual’s performance compared against the business objectives established for the fiscal year as well as our historical compensation practices. In the case of newly hired executive officers, their compensation is primarily determined based on the negotiations of the parties as well as our historical compensation practices. For 2024, the material elements of our executive compensation program were base salary, annual cash bonuses and, with respect to certain executive officers, equity-based compensation.

At the Company’s 2024 annual meeting of stockholders, our say-on-pay proposal received the affirmative vote of 62.7% votes cast. While a majority of our stockholders supported our executive program, this vote result was surprising to the Company, particularly as both of the leading proxy advisory firms recommended “FOR” our say-on-pay proposal, and the vote result represented a drastic decline from the 99.8% approval received at the Company’s 2023 annual meeting of stockholders. In response to this result, our Board engaged in a process to seek feedback from our stockholders regarding our executive compensation practices with the assistance of Alliance Advisors, LLC. We reached out to our top 24 stockholders. We performed three rounds of outreach to stockholders to see if they would like to discuss potential concerns or questions regarding our executive compensation programs and policies. All but one of these top 24 stockholders either did not respond or declined to engage. The stockholder who did respond provided feedback to the Company via email expressing no concerns with the Company’s executive compensation program. We continue to value the input of our stockholders on our executive compensation practices and welcome additional engagement and feedback from our stockholders. We are committed to designing an executive compensation program that is aligned with our business objectives and reflective of our current life cycle.

Compensation Setting Process

To help fulfill its responsibilities, the Compensation Committee has the authority to retain and obtain advice from advisors. For 2024, the Compensation Committee retained Anderson to serve as an independent compensation advisor. The Compensation Committee worked with Anderson and the Company’s executive management team to make final decisions regarding the design of the programs used to compensate the Company’s executive officers and directors in a manner which is consistent with the Company’s compensation objectives.

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During 2024, Anderson worked closely with the Compensation Committee on developing a targeted pay mix, standardizing the Company’s severance arrangements and developing a peer group to be used to assess the competitiveness of the Company’s executive compensation program. The market analysis prepared by Anderson is one factor considered by the Compensation Committee in determining executive compensation. The 2024 peer group consisted of the following companies: Adverum Biotechnologies, Inc., Aldeyra Therapeutics, Inc., Annexon, Inc., Cidara Therapeutics, Inc., Clearside Biomedical, Inc., Eyenovia, Inc., KalVista Pharmaceuticals, Inc., Kodiak Sciences Inc., Lineage Cell Therapeutics, Inc., Outlook Therapeutics, Inc., Rezolute, Inc., Unity Biotechnology, Inc., LENZ Therapeutics, Inc., Oculis Holding AG, Ocugen, Inc., and Opthea Limited.

In making executive compensation decisions, the Compensation Committee factors that may influence the amount of compensation awarded include market competition for a particular position, the strategic importance of the position, requirements of the position, retention considerations, an individual’s performance, possession of a unique skill or knowledge set or proven leadership capabilities and internal pay equity.

2024 Summary Compensation Table

The following table shows the compensation earned or received during the fiscal year ended December 31, 2024 and, to the extent required by SEC disclosure rules, the fiscal year ended December 31, 2023, by each of our named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Dr. George Magrath Chief Executive Officer	2024	575,000	—	—	—	300,438	13,800	889,238
	2023	95,833	—	1,148,000	1,373,447	50,073	—	2,667,353
Nirav Jhaveri Chief Financial Officer	2024	362,874	—	372,400	445,467	155,128	8,200	1,344,069
	2023	—	—	—	—	—	—	—
Dr. Ashwath Jayagopal Chief Scientific and Development Officer	2024	354,023	50,000	199,500	477,286	151,345	10,000	1,242,154
	2023	—	—	—	—	—	—	—

(1)The amount reflected in this column for Dr. Jayagopal represents the $50,000 cash retention bonus paid to him pursuant to the terms of his employment agreement.

(2)The amounts reported reflect the aggregate grant date fair value of restricted stock units granted to the named executive officers during 2024 and 2023, computed in accordance with ASC 718 based on the Company’s stock price on the date of grant.

(3)The amounts reported reflect the aggregate grant date fair value of the stock options granted to the named executive officers during 2024 and 2023, computed in accordance with ASC 718. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Assumptions applicable to these valuations can be found in Note 8 of the Notes to Consolidated Financial Statements — Stock-Based Compensation contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

(4)This column represents the amounts of non-equity incentive plan compensation earned for the respective years.

(5)Amounts reflect 401(k) Company matching contributions paid on behalf of the named executive officers.

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Narrative to 2024 Summary Compensation Table

The compensation program for the named executive officers has three components: base salary, annual cash bonus and stock option grants, as further described below.

Base Salary

We entered into employment agreements or offer letters with each of our named executive officers that establish annual base salaries, which are reviewed periodically by our Compensation Committee in order to compensate our named executive officers for the satisfactory performance of duties to the Company. Annual base salaries are intended to provide a fixed component of compensation to our named executive officers, reflecting their skill sets, experience, roles and responsibilities. Base salaries for our named executive officers have generally been set at levels deemed necessary to attract and retain individuals with superior talent.

Dr. Magrath’s base salary was established at $575,000 at the time he joined the Company in November 2023 and remained at that level during 2024. Mr. Jhaveri’s and Dr. Jayagopal’s base salaries were established at $410,000 and $400,000 respectively at the time each joined the Company in February 2024.

Non-Equity Incentive Plan

Pursuant to their employment agreements, all of our named executive officers are entitled to certain bonuses as set forth in their employment agreements. In 2024, the target bonus for Dr. Magrath was 55% of base salary, and the target bonus for each of Mr. Jhaveri and Dr. Jayagopal was 45% of base salary. The performance targets for determining 2024 bonuses included various corporate objectives related to business development goals, regulatory approval, and manufacturing goals, weighted 70%, 10% and 20%, respectively.

In January 2025, the Compensation Committee determined that each of Dr. Magrath, Mr. Jhaveri and Dr. Jayagopal had achieved 95% of their target bonuses, respectively, resulting in bonus payments of $300,438, $155,128 and $151,345 to Dr. Magrath, Mr. Jhaveri and Dr. Jayagopal, respectively. In determining the bonus payouts, the Compensation Committee considered, in particular, the consummation of the Opus Genetics transaction as well as the achievement of APX SPA approval and manufacturing of drug supply.

Equity Grants

Our equity-based incentive awards, which are mainly comprised of stock options and restricted stock units, are designed to align our interests with those of our employees and consultants, including our named executive officers. Our Compensation Committee is responsible for granting equity-based incentive awards to our named executive officers. Vesting of equity awards is generally tied to continuous service with us and serves as an additional retention measure.

In connection with their hires, in February 2024, the Board granted Mr. Jhaveri and Dr. Jayagopal stock options to purchase 210,000 and 225,000 shares, respectively, and restricted stock units with respect to 140,000 and 75,000 shares, respectively. For the stock options, 25% of the shares vest on the first anniversary of the grant date, with the remaining shares vesting quarterly in 12 equal installments thereafter, subject to the executive’s continued service. For the restricted stock units, 25% of the shares vest on each of the first, second, third and fourth anniversaries of the grant date. As a result of the equity grants he received at the time he joined the Company in 2023, Dr. Magrath did not receive any equity awards in 2024.

401(k) Plan

We maintain a tax-qualified 401(k) retirement plan, pursuant to which employees may elect to defer up to 90% of their eligible compensation, subject to applicable annual Internal Revenue Code limits. We match 100% of participant contributions up to 3% of eligible compensation and 50% on the next 2% of eligible compensation. Participants are immediately 100% vested in

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such matching contributions. We may also make discretionary nonelective contributions on behalf of participants in our 401(k) retirement plan, which vest 25% per year over four years. We did not make any such nonelective contributions in 2024.

Employment Agreements

The Company has entered into written agreements with each of its named executive officers as described below. For a discussion of the severance pay and other benefits to be provided in connection with a termination of employment and/or a change in control under the arrangements with our named executive officers, please see “—Potential Payments Upon Termination or Change in Control” below. Each of our named executive officers has also executed the Company’s standard form of confidential information and invention assignment agreement.

Dr. George Magrath

On October 31, 2023, the Company entered into an employment agreement with Dr. Magrath which was subsequently amended and restated on January 17, 2025 to increase the severance benefits, as described below. His employment agreement has an initial term of two years beginning on November 1, 2023 and automatically renews for an additional one-year period at the end of the initial term and each anniversary thereafter, provided that the Board does not provide written notice to Dr. Magrath at least 60 days prior to the expiration of the initial term or any renewal term of its intention not to renew. Dr. Magrath’s employment agreement entitles him to, among other benefits, the following compensation: (i) an annual base salary of $575,000, reviewed annually; (ii) an annual cash bonus in an amount of up to 55% of his annual base salary; (iii) participation in equity-based long-term incentive compensation plans generally available to senior executive officers of the Company; and (iv) participation in welfare benefit plans, practices, policies and programs made available to other senior executive officers of the Company.

Nirav Jhaveri

On February 13, 2024, the Company entered into an employment agreement with Mr. Jhaveri. His employment agreement entitles him to, among other benefits, the following compensation: (i) an annual base salary of $410,000 with the possibility for adjustments based on performance reviews; (ii) an annual cash bonus in an amount of up to 45% of his annual base salary; and (iii) participation in welfare benefit plans, practices, policies and programs made available to other senior executive officers of the Company. His employment agreement also provided for a grant of options to purchase 210,000 shares of Common Stock and a restricted stock unit award for 140,000 shares of Common Stock, each of which was granted in February 2024. Mr. Jhaveri’s employment agreement does not provide for a term of employment and either party may terminate the agreement at any time and for any reason by notifying the non-terminating party.

Dr. Ashwath Jayagopal

On February 10, 2024, the Company entered into an employment agreement with Dr. Jayagopal. His employment agreement entitles him to, among other benefits, the following compensation: (i) an annual base salary of $400,000 with the possibility for adjustments based on performance reviews; (ii) an annual cash bonus in an amount of up to 45% of his annual base salary; (iii) eligibility for two $50,000 retention bonuses, the first payable within 30 days of Dr. Jayagopal signing the employment agreement and commencing employment with the Company, and the second payable within 30 days of February 10, 2025, subject to Dr. Jayagopal’s continued service though such date; and (iv) participation in welfare benefit plans, practices, policies and programs made available to other senior executive officers of the Company. His employment agreement also provided for a grant of options to purchase 225,000 shares of Common Stock and a restricted stock award for 75,000 shares of Common Stock, each of which was granted in February 2024. Dr. Jayagopal’s employment agreement does not provide for a term of employment and either party may terminate the agreement at any time and for any reason by notifying the non-terminating party.

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Potential Payments Upon Termination or Change in Control

Dr. George Magrath

Employment Agreement. Dr. Magrath’s amended and restated employment agreement, dated January 17, 2025, provides that either party may terminate the agreement at-will, and regardless of the manner in which Dr. Magrath’s service terminates, he is entitled to receive amounts earned during his term of service, including salary and other benefits. In addition, the agreement provides that in the event of Dr. Magrath’s termination for good reason or if the Company exercises its right to terminate Dr. Magrath other than for cause or to not renew the term of the employment agreement, Dr. Magrath will be eligible to receive the following severance benefits: (i) an amount equal to his annual base salary, to be paid in six equal monthly installments; and (ii) up to 12 months of continued health coverage. However, if such termination or resignation occurs within three months prior to or 12 months following a change in control (the “Change in Control Period”), Dr. Magrath will be eligible to receive the following severance benefits: (i) an amount equal to 1.5 times the sum of his annual base salary and the full amount of his target bonus for the then-current fiscal year (increased from 1.0 times prior to the amendment and restatement), reduced by any amounts paid to Dr. Magrath by the Company in exchange for his covenant not to compete against the Company, directly or indirectly, for a one-year period following termination; (ii) the vesting in full of all of his stock options or other equity awards then outstanding and subject to time-based vesting; and (iii) up to 18 months of continued health coverage (increased from 12 months prior to the amendment and restatement). Dr. Magrath’s employment agreement also provides that, in the event of a change in control in which his inducement equity awards are not assumed or substituted by the surviving or acquiring corporation, such awards will fully vest and become exercisable immediately prior to such change in control, subject to Dr. Magrath’s continued employment through such date.

All severance benefits payable to Dr. Magrath under his employment agreement are subject to him signing, not revoking and complying with a release of claims in favor of the Company.

Nirav Jhaveri and Dr. Ashwath Jayagopal

Employment Agreements. Each of Mr. Jhaveri’s and Dr. Jayagopal’s employment agreement provides that either party may terminate the agreement at-will, and regardless of the manner in which such executive’s service terminates, he is entitled to receive amounts earned during his term of service, including salary and other benefits. In addition, each agreement provides that in the event of the executive’s termination for good reason or if the Company exercises its right to terminate the executive other than for cause, subject to his execution of a general release of claims in favor of the Company, the executive will be eligible to receive the following severance benefits: (i) an amount equal to 0.75 times the sum of (x) his annual base salary and (y) an amount equal to a prorated portion of his target bonus for the year in which the termination occurs; and (ii) nine months of continued health coverage. However, if such termination or resignation occurs within the Change in Control Period, the applicable executive will be eligible to receive the following severance benefits: (i) an amount equal to 1.0 times the sum of his annual base salary and the full amount of his target bonus for the then-current fiscal year (increased from 0.75 times prior to the 2025 second amendment and restatement of each executive’s respective employment agreement); (ii) the vesting in full of all of his stock options or other equity awards then outstanding and subject to time-based vesting; and (iii) 12 months of continued health coverage (increased from nine months prior to the 2025 second amendment and restatement of each executive’s respective employment agreement).

Change in Control Policy

The Board has adopted a policy that provides if within 12 months following or three months prior to the effective date of a change in control (as defined in the Ocuphire Pharma, Inc. 2020 Equity Incentive Plan (the “2020 Plan”)), a vice president or executive officer effects a termination for good reason, or is terminated other than due to death, disability or for cause, all outstanding options and restricted stock units granted to such vice president or executive officer will become fully vested and exercisable on the date of termination.

Opus Genetics, Inc	53	2025 Proxy Statement

Outstanding Equity Awards at Fiscal Year-End 2024

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2024:

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)(2)
Dr. George Magrath	November 1, 2023	175,000	425,000(1)	$2.87	October 31, 2033	—	—
	November 1, 2023	—	—	—	—	300,000(3)	357,000
Nirav Jhaveri	February 12, 2024	—	210,000(4)	$2.66	February 11, 2034	—	—
	February 12, 2024	—	—	—	—	140,000(3)	166,600
Dr. Ashwath Jayagopal	February 12, 2024	—	225,000(4)	$2.66	February 11, 2034	—	—
	February 12, 2024	—	—	—	—	75,000(3)	89,250

(1)25% of the shares subject to the option vested or will vest on the first anniversary of the grant date, with the remaining portions vesting on the last day of the month over the following 36 months.

(2)The market value of shares or units of stock that have not vested reflects a stock price of $1.19, our closing stock price on December 31, 2024, the last trading date of 2024.

(3)These restricted stock units vest in equal installments on each of the first four anniversaries of the grant date.

(4)25% of the shares subject to the option vested or will vest on the first anniversary of grant date, with the balance vesting quarterly in 12 equal installments thereafter.

Opus Genetics, Inc	54	2025 Proxy Statement

Pay Versus Performance

We are providing the following information about the relationship between executive compensation actually paid (CAP) and certain financial performance of the Company as required by SEC rules.

Pay Versus Performance Table

Year(1)	Summary Compensation Table Total for Dr. Magrath ($)(1)(2)	Compensation Actually Paid to Dr. Magrath ($)(1)(3)	Summary Compensation Table Total for Ms. Sooch ($)(1)(2)	Compensation Actually Paid to Ms. Sooch ($)(1)(3)	Summary Compensation Table Total for Mr. Rodgers ($)(1)(2)	Compensation Actually Paid to Mr. Rodgers ($)(1)(3)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(4)	Average Compensation Actually Paid to Non-PEO NEOs ($)(5)	Total Shareholder Return ($)	Net Income (loss) ($) (in millions)
2024	889,238	(822,026)	—	—	—	—	1,293,112	845,373	1.19	(57.53)
2023	2,667,353	256,895	2,811,138	765,812	899,076	309,345	894,067	327,337	3.01	(10.0)
2022	—	—	1,341,595	1,352,384	—	—	472,882	466,927	3.53	17.9

(1)	Dr. McGrath served as principal officer beginning on November 1, 2023 and through the entirety of 2024. Ms. Sooch served as principal executive officer from January 1, 2023 until April 19, 2023, and Mr. Rodgers served as principal executive officer from April 19, 2023 to November 1, 2023. Ms. Sooch served as principal executive officer for the entirety of 2022.

(2)	Reflects the amount reported in the “Total” column of the Summary Compensation Table for the applicable principal executive officer each corresponding year.
(3)	Amounts reported reflect CAP for the applicable principal executive officer, as computed in accordance with Item 402(v) of Regulation S-K, for each corresponding year, which amounts do not reflect the actual amount of compensation earned by or paid to such principal executive officer during the applicable year. The adjustments below were made to each principal executive officer’s total compensation for each year to determine the CAP for such fiscal year in accordance with the requirements of Item 402(v) of Regulation S-K.

Year	Reported Summary Compensation Table Total for Dr. Magrath ($)	Less	Reported Value of Equity Awards ($)(a)	Plus	Equity Award Adjustments ($)(b)	Equals	CAP for Dr. Magrath ($)
2024	889,238	—	0	+	(1,711,264)	=	(822,026)
2023	2,667,353	—	2,521,447	+	110,989	=	256,895

Year	Reported Summary Compensation Table Total for Ms. Sooch ($)	Less	Reported Value of Equity Awards ($)(a)	Plus	Equity Award Adjustments ($)(b)	Equals	CAP for Ms. Sooch ($)
2023	2,811,138	—	1,444,682	+	(600,644)	=	765,812
2022	1,341,595	—	459,005	+	469,794	=	1,352,384

Year	Reported Summary Compensation Table Total for Mr. Rodgers ($)	Less	Reported Value of Equity Awards ($)(a)	Plus	Equity Award Adjustments ($)(b)	Equals	CAP for Mr. Rodgers ($)
2023	899,076	—	419,450	+	(170,281)	=	309,345
(a)	Amounts reflect the grant date fair value of equity awards as reported in the “Option Awards” and “Stock Awards” columns in the Summary Compensation Table for the applicable year.
(b)	The equity award adjustments were calculated in accordance with Item 402(v) of Regulation S-K and include, to the extent applicable: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (iv) the fair value as of the vesting date of any awards that were granted and vested in the same fiscal year; and (v) the excess fair value, if any, of modified option awards or stock awards over the fair value of the original awards as of the modification and which is not otherwise reflected in the foregoing adjustments. For 2023, reflects the

Opus Genetics, Inc	55	2025 Proxy Statement

incremental fair value associated with the modification of Ms. Sooch’s outstanding option awards to extend the post-termination exercise period. The amounts deducted or added in calculating the equity award adjustments for Dr. Magrath are as follows:

Year	Year End Fair Value of Equity Awards Granted in the Year and Outstanding and Unvested at Year End ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Change in Fair Value to the Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year ($)	Total Equity Award Adjustments ($)
2024	—	(1,237,875)	(473,389)	(1,711,264)
2023	110,989	—	—	110,989

The amounts deducted or added in calculating the equity award adjustments for Ms. Sooch are as follows:

Year	Year End Fair Value of Equity Awards Granted in the Year and Outstanding and Unvested at Year End ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Change in Fair Value to the Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in Fiscal Year ($)	Change in Fair Value to Reflect Excess Fair Value Resulting from Modifications to Stock Option Awards ($)	Total Equity Award Adjustments ($)
2023	—	—	(1,016,860)	(1,994)	418,210	(600,644)
2022	532,736	(28,284)	(34,658)	—	—	469,794

The amounts deducted or added in calculating the equity award adjustments for Mr. Rodgers are as follows:

Year	Year End Fair Value of Equity Awards Granted in the Year and Outstanding and Unvested at Year End ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Change in Fair Value to the Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year ($)	Total Equity Award Adjustments ($)
2023	(163,600)	—	(6,681)	(170,281)

(4)Reflects the average amount reported in the “Total” column of the Summary Compensation Table for our other named executive officers as a group (excluding the principle executive officers) for each corresponding year. The other named executive officers included for purposes of calculating the average amounts were Mr. Bernhard Hoffmann and Ms. Amy Rabourn for 2022, Mr. Bernhard Hoffmann, Ms. Amy Rabourn and Mr. Ronil Patel for 2023, and Mr. Nirav Jhaveri and Dr. Ashwath Jayagopal for 2024.

(5)Amounts reported reflect CAP for the other named executive officers as a group, as computed in accordance with Item 402(v) of Regulation S-K, for each corresponding year, which amounts do not reflect an average of the actual amount of compensation earned by or paid to the other named executive officers as a group during the applicable year. The adjustments below were made to the average total compensation for the named executive officers as a group for each year to determine the CAP for such year in accordance with the requirements of Item 402(v) of Regulation S-K.

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Less	Average Reported Value of Equity Awards ($)	Plus	Average Equity Award Adjustments ($)(a)	Equals	Average CAP for Non-PEO NEOs ($)
2024	1,293,112	—	747,327	+	299,588	=	845,373
2023	894,067	—	466,231	+	(100,499)	=	327,337
2022	472,882	—	106,145	+	100,190	=	466,927

Opus Genetics, Inc	56	2025 Proxy Statement
(a)	See note (b) to footnote (3) above for an explanation of the equity award adjustments made in accordance with Item 402(v) of Regulation S-K. The amounts deducted or added in calculating the total average equity award adjustments for the other named executive officers as a group are as follows:

Year	Average Year End Fair Value of Equity Awards Granted in the Year and Outstanding and Unvested at Year End ($)	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Average Change in Fair Value to the Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year ($)	Total Average Equity Award Adjustments ($)
2024	299,588	—	—	299,588
2023	(84,967)	(17,251)	1,719	(100,499)
2022	123,195	(10,335)	(12,670)	100,190

Analysis of Information Presented in the Pay Versus Performance Table

The Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table, including CAP, as required by Item 402(v) of Regulation S-K. The Compensation Committee does not use CAP, as computed in accordance with Item 402(v) of Regulation S-K, to set target compensation amounts or align our named executive officers compensation to Company performance.

Compensation Actually Paid vs. Company TSR
Compensation Actually Paid
Cumulative TSR
(value of initial $00 investment)
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
-$500,000
-$1,000,000
$250
$200
$150
$100
$50
$0
-$50
-$100
$1,352,384
$94.64
$466,927
$1,332,052
$80.70
$327,337
$31.90
$845,373
$(822,026)
FY 2022
FY 2023
FY 2024
Compensation Actually Paid to PEO
Compensation Actually Paid Average for Non-PEO NEOs
Cumulative TSR

Opus Genetics, Inc	57	2025 Proxy Statement

Compensation Actually Paid vs. Net Income
Compensation Actually Paid
Net Income (millions)
$1,500,000
$1,200,000
$900,000
$600,000
$300,000
$0
-$300,000
-$600,000
-$900,000
$20
$10
$0
-$10
-$20
-$30
-$40
-$50
-$60
$1,352,384
$17.90
$466,927
$1,332,052
$(10.00)
$327,337
$845,373
$(822,026)
$(57.53)
FY 2022
FY 2023
FY 2024
Compensation Actually Paid PEO
Compensation Actually Paid Average for Non-PEO NEOs
Net Income

Policies and Practices Related to the Timing of Grants of Certain Equity Awards

The Compensation Committee and senior management monitor the Company’s equity grant practices to evaluate whether such policies comply with governing regulations and are consistent with good corporate practices. When making regular annual equity grants to the Company’s executive officers, the Compensation Committee’s practice is to approve them at its meeting in January of each year as part of the annual compensation review. In addition, the Compensation Committee may make grants at any time during the year it deems appropriate, including with respect to new hires, transitions or for retentive purposes. The Company does not schedule its equity grants in anticipation of the release of material non-public information (“MNPI”), nor does the Company time the release of MNPI based on equity grant dates.

During 2024, no stock option grants were made to any of our NEOs during any period beginning four business days before the filing or furnishing of a periodic report or current report and ending one business day after the filing or furnishing of any such report with the SEC.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth certain information as of December 31, 2024 concerning our equity compensation plans:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) (c)
Equity compensation plans approved by security holders	4,471,536	2.63	1,161,981(1)
Equity compensation plans not approved by security holders	1,995,430	2.83	258,308(2)
Total	6,466,966	2.68	1,420,289

(1)Consists of shares available under the Ocuphire Pharma, Inc. 2018 Equity Incentive Plan and the 2020 Plan. The number of shares of our Common Stock reserved under the 2020 Plan will automatically increase on January 1 of each calendar year through January 1, 2030 by 5% of the total number of shares of our Common Stock outstanding on December 31 of the preceding calendar year.

(2)Consists of shares available under the Ocuphire Pharma, Inc. 2021 Inducement Plan (the “Inducement Plan”). The Inducement Plan was adopted in February 2021 and amended on November 1, 2023, pursuant to which the Company reserves shares of its Common Stock to be used exclusively for grants of awards to individuals who were not previously employees or directors of the Company, as an inducement material to the individual’s entry into employment with the Company within the meaning of Rule 5635(c)(4) of the Nasdaq Listing Rules.

Opus Genetics, Inc	58	2025 Proxy Statement

Proposal No. 3
Advisory Vote to Approve the
Compensation of
the Company’s Named
Executive Officers

Our Board proposes that stockholders vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement (commonly known as a “say-on-pay” proposal). We recognize the interest our stockholders have in the compensation of our executives and we are providing this advisory proposal in recognition of that interest and as required by Section 14A of the Exchange Act.

In a non-binding advisory vote on the frequency of the say-on-pay proposal held at the Company’s 2024 annual meeting of stockholders, a majority of our stockholders voted in favor of holding say-on-pay votes annually. In light of this result and other factors considered by the Board, the Board determined that the Company would hold advisory say-on-pay votes on an annual basis until the next required advisory vote on such frequency, which must be held no later than 2029.

Please read the section of this Proxy Statement entitled “Executive Compensation” for additional details about our named executive officer compensation program, including information about the target and earned compensation of our named executive officers in 2024.

Our current executive compensation program is intended to align executive compensation with our business objectives and to enable us to attract, retain and reward executive officers who contribute to our long-term success. The compensation paid or awarded to our executive officers is generally based on the assessment of each individual’s performance compared against the business objectives established for the fiscal year as well as our historical compensation practices. In the case of newly hired executive officers, their compensation is primarily determined based on the negotiations of the parties as well as our historical compensation practices. For 2024, the material elements of our executive compensation program were base salary, annual cash bonuses and, with respect to certain executive officers, equity-based compensation.

At the Company’s 2024 annual meeting of stockholders, our say-on-pay proposal received the affirmative vote of 62.7% votes cast. While a majority of our stockholders supported our executive program, this vote result was surprising to the Company, particularly as both of the leading proxy advisory firms recommended “FOR” our say-on-pay proposal, and the vote result represented a drastic decline from the 99.8% approval received at the Company’s 2023 annual meeting of stockholders. In response to this result, our Board engaged in a

VOTE

Our Board
recommends a
vote “For"
the approval of
Proposal No. 3.

Opus Genetics, Inc	59	2025 Proxy Statement

process to seek feedback from our stockholders regarding our executive compensation practices with the assistance of Alliance Advisors, LLC. We reached out to our top 24 stockholders. We performed three rounds of outreach to stockholders to see if they would like to discuss potential concerns or questions regarding our executive compensation programs and policies. All but one of these top 24 stockholders either did not respond or declined to engage. The stockholder who did respond provided feedback to the Company via email expressing no concerns with the Company’s executive compensation program. We continue to value the input of our stockholders on our executive compensation practices and welcome additional engagement and feedback from our stockholders. We are committed to designing an executive compensation program that is aligned with our business objectives and reflective of our current life cycle.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on a non-binding, advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2025 annual meeting of stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table, and the other related tables and disclosure.”

The say-on-pay vote is advisory, and therefore not binding on the Company or our Board. We value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will consider our stockholders’ feedback and the Board will evaluate whether any actions are necessary to address that feedback.

Opus Genetics, Inc	60	2025 Proxy Statement

Proposal No. 4
Approval, Pursuant to the Nasdaq Listing Rules, of the Conversion of the Company’s Series A Preferred Stock Into Shares of Common Stock

Background and Overview

Acquisition of Opus Genetics Inc. (“Legacy Opus”)

On October 22, 2024, the Company completed the Acquisition of Legacy Opus. Under the terms of the Merger Agreement, at the closing of the Acquisition, the Company issued to the securityholders of Legacy Opus (in exchange for their shares of stock of Legacy Opus) 5,237,063 shares of Common Stock and 14,145.374 shares of Series A Preferred Stock. Each share of the Series A Preferred Stock is convertible into 1,000 shares of Common Stock, subject to certain conditions, including the approval of such conversion by the Company’s stockholders.

On October 22, 2024, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of the Series A Preferred Stock with the Secretary of State of the State of Delaware (the “Certificate of Designation”) in connection with the Acquisition. Subject to the terms and limitations contained in the Certificate of Designation, the Series A Preferred Stock issued pursuant to the Merger Agreement will not become convertible into shares of Common Stock until our stockholders approve the issuance of all Common Stock issuable upon conversion of the Series A Preferred Stock. On the third business day following receipt of such approval, each share of Series A Preferred Stock will automatically convert into Common Stock, subject to the terms and limitations contained in the Certificate of Designation.

If this Proposal No. 4 is approved by our stockholders and the outstanding Series A Preferred Stock is converted into Common Stock, the former securityholders of Legacy Opus will own approximately 42% of our outstanding Common Stock (including shares issuable with respect to assumed options and assumed restricted stock units), determined on a fully-diluted basis.

For more information on the Series A Preferred Stock, please refer to the Merger Agreement and the Certificate of Designation, each of which is filed as an exhibit to our Current Report on Form 8-K filed with the SEC on October 22, 2024.

Nasdaq Listing Rule 5635(d)(2)

Our Common Stock is listed on The Nasdaq Capital Market. As a result, we are subject to Nasdaq’s Listing Rules. Pursuant to Nasdaq Listing Rule 5635(d)(2), stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of Common Stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) of Common Stock immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price (as reflected on Nasdaq.com) of Common Stock for the five trading days immediately preceding the signing of the binding agreement (the “Minimum Price”).

VOTE

Our Board
recommends a
vote "For"
the approval of
Proposal No. 4.

Opus Genetics, Inc	61	2025 Proxy Statement

As described above, upon approval of this Proposal No. 4, each share of Series A Preferred Stock will automatically convert into 1,000 shares of Common Stock, subject to the terms and limitations contained in the Certificate of Designation. The conversion of all shares of Series A Preferred Stock will result in the issuance of Common Stock exceeding 20% of our outstanding shares of Common Stock at less than the Minimum Price. Accordingly, we are seeking stockholder approval pursuant to Nasdaq Listing Rule 5635(d)(2).

Potential Effects of this Proposal

Potential Effects of Approval of this Proposal

If this Proposal No. 4 is approved, the issuance of shares of our Common Stock upon conversion of Series A Preferred Stock would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our Common Stock. On the third business day following receipt of the requisite stockholder approval, the Series A Preferred Stock will automatically convert into Common Stock at the conversion rate of 1,000 shares of Common Stock per share of Series A Preferred Stock, subject to the terms and limitations contained in the Certificate of Designation, resulting in the issuance of approximately 14,145,374 shares of Common Stock, which would increase our Common Stock, based on the number of shares outstanding as of the record date, from 45,443,473 shares to 59,588,847 shares, an increase of 31.1%. Holders of shares of Common Stock acquired upon the conversion of shares of Series A Preferred Stock will be entitled to the same voting rights as each other holder of Common Stock.

Our stockholders do not have preemptive rights to subscribe to additional shares that may be issued by us upon conversion of Series A Preferred Stock in order to maintain their proportionate ownership of Common Stock. Such issuances could also dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company. In addition, upon conversion of the Series A Preferred Stock, there would be a greater number of shares of our Common Stock eligible for sale in the public markets. Any such sales, or the anticipation of the possibility of such sales, represents an overhang on the market and could depress the market price of our Common Stock.

Potential Effects of Non-Approval of this Proposal

If this Proposal No. 4 is not approved by our stockholders, the Series A Preferred Stock will not become convertible into Common Stock. Pursuant to the terms of the Merger Agreement, we are obligated to resubmit this proposal for approval of our stockholders at least once every four months until such approval is obtained. If this Proposal No. 4 is not approved by stockholders at the Annual Meeting, the Company could incur substantial additional costs and distraction of management in taking the steps required to organize a special meeting of stockholders to resubmit the proposal to stockholders for approval.

Additionally, beginning on October 15, 2025 and until receipt of stockholder approval of the conversion of the Series A Preferred Stock into shares of Common Stock, dividends will accrue on all issued and outstanding shares of Series A Preferred Stock, with cash dividends payable on a quarterly basis in the amount of $26.00 per share, except for the initial payment on October 15, 2025, for which the amount of the dividend will be $15.26 per share.

The Series A Preferred Stock does not have a preference upon any liquidation, dissolution or winding-up of the Company, whether voluntarily or involuntarily, but in the event of any such distributions of assets upon liquidation, dissolution or winding-up of the Company, amounts will be paid pari passu with payment to all holders of Common Stock, plus an additional amount equal to any dividends declared or otherwise accrued but then unpaid to such shares.

Finally, while the Series A Preferred Stock does not have voting rights (except as otherwise required by law), as long as any shares of Series A Preferred Stock are outstanding, the Company cannot, without the affirmative vote of the holders of a majority of the then-outstanding shares of the Series A Preferred Stock, (i) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock, alter or amend the Certificate of Designation, or amend or repeal any provision of, or add any provision

Opus Genetics, Inc	62	2025 Proxy Statement

to, the Company’s Charter or the Company’s A&R Bylaws, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series A Preferred Stock, regardless of whether any of the foregoing actions shall be by means of merger, consolidation or otherwise, (ii) issue further shares of Series A Preferred Stock or increase or decrease (other than by conversion) the number of authorized shares of Series A Preferred Stock, (iii) amend, in any manner that would be reasonably likely to prevent, impede or materially delay the approval of the conversion of Series A Preferred Stock into Common Stock, or terminate, any of the support agreements entered into by the Company in connection with the Acquisition, or agree to any transfer, sale or disposition of such shares subject to the support agreements (except for such transfers, sales or dispositions with respect to which the approval of the Company is not required pursuant to the applicable support agreement), (iv) amend certain provisions of the Merger Agreement in any manner that would be reasonably likely to prevent, impede or materially delay the approval of the conversion of Series A Preferred Stock into Common Stock, or (v) enter into any agreement with respect to any of the foregoing.

Board Recommendation

Our Board has determined that this Proposal No. 4 is advisable and in the best interests of our stockholders and recommends that our stockholders vote in favor of this Proposal No. 4.

Opus Genetics, Inc	63	2025 Proxy Statement

Proposal No. 5
Approval of One or More Adjournments
of the Annual Meeting to Solicit
Additional Proxies if Necessary

Background

If, at the Annual Meeting, the number of shares of our Common Stock present or represented and voting in favor of Proposal No. 4 is insufficient to approve such proposal, the Board, the Chair of the Board, the President or the Corporate Secretary of the Company, in its, his or her reasonable discretion, may move to adjourn the Annual Meeting in order to enable our Board to continue to solicit additional proxies in favor of such proposal.

Our Board believes that if the number of shares of our Common Stock voting in favor of Proposal No. 4 is insufficient to approve such proposal at the time of the Annual Meeting, it is in the best interests of our stockholders to enable our Board to continue to seek to obtain a sufficient number of additional votes to approve such proposal, which may include using the additional time to solicit the holders of shares already voted to change their vote to be in favor of such proposal.

In this Proposal No. 5, we are asking stockholders to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning the Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this Proposal No. 5, we could adjourn the Annual Meeting, or any adjournment or postponement thereof, to use the additional time to solicit additional proxies in favor of Proposal No. 4.

VOTE

Our Board recommends a vote “For” the approval of Proposal No. 5.

Opus Genetics, Inc	64	2025 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of our Common Stock as of the Record Date for:

•each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our Common Stock;

•each of our named executive officers;

•each of our directors; and

•all of our current executive officers and directors as a group.

The table lists applicable percentage ownership based on 45,443,473 shares of Common Stock outstanding as of the Record Date.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws. In addition, the rules include shares of our Common Stock issuable pursuant to the exercise of stock options and warrants that are either immediately exercisable or exercisable within 60 days of the Record Date. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. To our knowledge, the shares included in this table are not subject to any pledge as security.

Under the terms of certain of our outstanding warrants, holders may not exercise the warrants to the extent such exercise would cause such holder, together with its affiliates, to beneficially own a number of shares of Common Stock which would exceed 4.99% or 9.99%, as applicable, of our then outstanding Common Stock following such exercise, excluding for purposes of such determination Common Stock issuable upon exercise of the warrants which have not been exercised. In addition, pursuant to an agreement with the Company, certain holders of our Common Stock cannot receive shares of Common Stock held in an escrow account for the benefit of such holder to the extent the receipt of such shares would cause such holder, together with its affiliates, to beneficially own a number of shares of Common Stock which would exceed 9.99% of the outstanding shares of our then outstanding Common Stock following such exercise. The number of shares beneficially owned do not reflect these limitations.

Opus Genetics, Inc	65	2025 Proxy Statement

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)	Percentage of Common Stock Beneficially Owned
5% Stockholders
Foundation Fighting Blindness Retinal Degeneration Fund(2)	2,564,752	5.6%
Directors
Dr. George Magrath(3)	1,308,464	2.8%
Sean Ainsworth(4)	280,060	*
Dr. Jean Bennett(5)	34,021	*
Susan K. Benton(6)	274,843	*
Cam Gallagher(7)	1,837,377	4.0%
Dr. Adrienne Graves(8)	—	—
Dr. James S. Manuso(9)	367,264	*
Richard Rodgers(10)	391,121	*
Dr. Benjamin R. Yerxa(11)	10,000	*
Named Executive Officers
Dr. Ashwath Jayagopal(12)	87,370	*
Nirav Jhaveri(13)	102,418	*
All Current Directors and Officers as a Group ( 14 persons)	5,321,480	11.0%

*Less than 1%

(1)Based on 45,443,473 shares of Common Stock outstanding as of March 24, 2025.

(2)Based on information contained in a Schedule 13D filed with the SEC on October 29, 2024 by Foundation Fighting Blindness Retinal Degeneration Fund and Foundation Fighting Blindness, Inc. (collectively, “FFB”). FFB reported shared voting power as to 2,564,752 shares and shared dispositive power as to 2,564,752 shares. Figures do not include 6,927.419 shares of Series A Preferred Stock, each share of which, subject to and contingent upon stockholder approval of Proposal No. 4, is convertible into 1,000 shares of Common Stock. Russell William Kelley is the control person of FFB. Jean Bennett, M.D., and Adrienne Graves, Ph.D., each of whom serves on our Board, also serves on the board of directors of FFB. The principal business address of FFB is 223 South West Street, Suite 900, Raleigh, NC.

(3)Includes (i) options to purchase 225,000 shares of Common Stock that are exercisable within 60 days of March 24, 2025 and (ii) warrants to purchase 392,157 shares of Common Stock that are exercisable within 60 days of March 24, 2025. The principal business address of Dr. Magrath is c/o Opus Genetics, Inc., 8 Davis Drive, Suite 220, Durham, NC 27709.

(4)Includes (i) options to purchase 178,308 shares of Common Stock that are exercisable within 60 days of March 24, 2025; (ii) warrants to purchase 13,394 shares of Common Stock that are exercisable within 60 days of March 24, 2025; and (iii) 41,143 unvested restricted stock units that vest within 60 days of March 24, 2025. The principal business address of Mr. Ainsworth is c/o Opus Genetics, Inc., 8 Davis Drive, Suite 220, Durham, NC 27709.

(5)The principal business address of Dr. Bennett is c/o Opus Genetics, Inc., 8 Davis Drive, Suite 220, Durham, NC 27709.

(6)Includes (i) options to purchase 134,820 shares of Common Stock that are exercisable within 60 days of March 24, 2025 and (ii) 41,143 unvested restricted stock units that vest within 60 days of March 24, 2025. The principal business address of Ms. Benton is c/o Opus Genetics, Inc., 8 Davis Drive, Suite 220, Durham, NC 27709.

(7)Includes (i) options to purchase 178,308 shares of Common Stock that are exercisable within 60 days of March 24, 2025; (ii) warrants to purchase 797,708 shares of Common Stock that are exercisable within 60 days of March 24, 2025; and (iii) 41,143 unvested restricted stock units that vest within 60 days of March 24, 2025. The principal business address of Mr. Gallagher is c/o Opus Genetics, Inc., 8 Davis Drive, Suite 220, Durham, NC 27709.

Opus Genetics, Inc	66	2025 Proxy Statement

(8)The principal business address of Dr. Graves is c/o Opus Genetics, Inc., 8 Davis Drive, Suite 220, Durham, NC 27709.

(9)Includes (i) options to purchase 178,308 shares of Common Stock that are exercisable within 60 days of March 24, 2025; (ii) warrants to purchase 6,697 shares of Common Stock that are exercisable within 60 days of March 24, 2025; and (iii) 41,143 unvested restricted stock units that vest within 60 days of March 24, 2025. The principal business address of Dr. Manuso is c/o Opus Genetics, Inc., 8 Davis Drive, Suite 220, Durham, NC 27709.

(10)Includes (i) options to purchase 125,181 shares of Common Stock that are exercisable within 60 days of March 24, 2025; (ii) warrants to purchase 26,789 shares of Common Stock that are exercisable within 60 days of March 24, 2025; and (iii) 41,143 unvested restricted stock units that vest within 60 days of March 24, 2025. The principal business address of Mr. Rodgers is c/o Opus Genetics, Inc., 8 Davis Drive, Suite 220, Durham, NC 27709.

(11)The principal business address of Dr. Yerxa is c/o Opus Genetics, Inc., 8 Davis Drive, Suite 220, Durham, NC 27709.

(12) Includes options to purchase 70,313 shares of Common Stock that are exercisable within 60 days of March 24, 2025. The principal business address of Dr. Jayagopal is c/o Opus Genetics, Inc., 8 Davis Drive, Suite 220, Durham, NC 27709.

(13) Includes options to purchase 65,625 shares of Common Stock that are exercisable within 60 days of March 24, 2025. The principal business address of Mr. Jhaveri is c/o Opus Genetics, Inc., 8 Davis Drive, Suite 220, Durham, NC 27709.

Opus Genetics, Inc	67	2025 Proxy Statement

Additional Information

Participants in the Solicitation

The Company, its directors and certain of its executive officers (each identified on Annex A) are participants in the solicitation of proxies from the Company’s stockholders in connection with matters to be considered at the Annual Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, of certain of the Company’s directors and executive officers is included in this Proxy Statement, in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on [•], and in the Company’s Current Reports on Form 8-K filed with the SEC from time to time. Changes to the direct or indirect interests of the Company’s directors and executive officers are set forth in SEC filings on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4. These documents are available free of charge as described above.

“Householding”—Stockholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our Annual Report on Form 10-K and proxy materials unless the affected stockholder has provided other instructions. This procedure reduces printing costs and postage fees, and helps protect the environment as well.

We expect that a number of brokers with account holders who are our stockholders will be “householding” our Annual Report on Form 10-K and proxy materials. A single set of an Annual Report on Form 10-K and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting your broker.

Upon written or oral request, we will undertake to promptly deliver a separate copy of the Annual Report on Form 10-K and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Annual Report on Form 10-K and other proxy materials, you may write our Investor Relations at ir@opusgtx.com, or call (248) 957-9024.

Any stockholders who share the same address and currently receive multiple copies of our Annual Report on Form 10-K and other proxy materials who wish to receive only one copy in the future can contact their broker to request information about “householding” or our Senior Vice President of Finance at the address or telephone number listed above.

Stockholder List

Stockholders of record at the close of business on March 24, 2025 are entitled to notice of, and to vote at, the Annual Meeting. Such stockholders are encouraged to submit an enclosed BLUE proxy card, even if their shares were sold after such date. A complete list of stockholders entitled to vote at the Annual Meeting may be accessed electronically, upon request, starting ten days prior to the Annual Meeting by contacting Sodali via email at IRD@info.sodali.com. In addition, the stockholder list will be posted on the virtual meeting website during the Annual Meeting.

Appraisal Rights

Stockholders do not have appraisal rights under Delaware law in connection with this proxy solicitation.

Stockholder Proposals to be Presented at the Next Annual Meeting of Stockholders

Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials. Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2026 Annual Meeting of Stockholders must be received by us not later than [•] in order to be considered for inclusion in our proxy materials for that meeting. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by applicable law and our A&R Bylaws.

Opus Genetics, Inc	68	2025 Proxy Statement

Requirements for Other Stockholder Proposals and Director Nominations to be Brought Before an Annual Meeting. Our A&R Bylaws provide that for stockholder nominations to our Board or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the Corporate Secretary at 8 Davis Drive, Suite 220, Durham, NC 27709.

To be timely for the Company’s 2026 Annual Meeting of Stockholders, a stockholder’s notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices not earlier than the close of business on [•] and not later than the close of business on [•] . A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by applicable law and our A&R Bylaws. In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19(b) of the Exchange Act and deliver the applicable notice by [•] . In no event will the public announcement of an adjournment or a postponement of our annual meeting commence a new time period for the giving of a stockholder’s notice as provided above.

Available Information

The Company intends to file a definitive proxy statement on Schedule 14A, an accompanying BLUE proxy card and other relevant documents with the SEC in connection with the solicitation of proxies from the Company’s stockholders for the Company’s Annual Meeting. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a copy of the definitive proxy statement, an accompanying BLUE proxy card, any amendments or supplements to the definitive proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge in the “SEC Filings” section of the Company’s investor relations website at ir.opusgtx.com or by contacting the Company’s investor relations contact at ir@opusgtx.com, as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Incorporation By Reference

To the extent this Proxy Statement is incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, or the Exchange Act, the “Audit Committee Report” will not be deemed incorporated unless specifically provided otherwise in such filing, to the extent permitted by the rules of the SEC. Such section shall also not be deemed to be “soliciting material” or to be “filed” with the SEC. Website references and links to other materials are for convenience only, and the content and information contained on or connected to our website is not incorporated by reference into this Proxy Statement and should not be considered part of this Proxy Statement or any other filing that we make with the SEC.

Forward-Looking Statements

This Proxy Statement contains certain forward-looking statements within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements relate to events or results that may occur in the future, including, but not limited to, the Company’s future costs of solicitation, record or meeting dates, compensation arrangements or structure, the composition of the Board, future stockholder engagement, and the Company’s strategy. These forward-looking statements are subject to certain risks and uncertainties posed by many factors that could cause actual events to differ materially from those anticipated by such forward-looking statements, and speak only as of the date of this Proxy Statement. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “potential,” “predict,” “project,” “should,” “will,” “would,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. We undertake no obligation to revise any forward-looking statement in order to reflect events or circumstances that might subsequently arise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Proxy Statement.

Opus Genetics, Inc	69	2025 Proxy Statement

Other Matters

Our Board does not presently intend to bring any other business before the Annual Meeting and, so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

Opus Genetics, Inc	Annex A-1	2025 Proxy Statement

Annex A

Additional Information Regarding Participants in the Solicitation

Under applicable SEC rules and regulations, members of our Board, including the Company nominees, and certain officers of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about such persons (the “Participants”).

Directors and Nominees

For more information on the names, ages, and principal occupations of the Company’s directors and director nominees who are Participants, please see “Proposal No. 1 – Election of Directors.” Other than as set forth in this Annex A or elsewhere in this Proxy Statement, the business address for the Company’s directors and director nominees is c/o Opus Genetics, Inc., 8 Davis Drive, Suite 220, Durham, North Carolina 27709.

Officers

The executive officers of the Company who are Participants are Dr. George Magrath, Dr. Benjamin R. Yerxa, Nirav Jhaveri and Bernhard Hoffmann. The business address for these Participants is c/o Opus Genetics, Inc., 8 Davis Drive, Suite 220, Durham, North Carolina 27709.

Miscellaneous Information Concerning Participants

Each of the Company’s directors and officers is entitled to indemnification under our A&R Bylaws, which provides in certain circumstances for indemnification and advancement of expenses to the fullest extent permitted by Delaware law.

Other than as set forth in this Annex A or elsewhere in this Proxy Statement and based on the information provided by each Participant: (i) no Participant or associate of any Participant beneficially owns, directly or indirectly, or owns of record but not beneficially, any shares of our Common Stock or other securities of the Company or any parent or subsidiary of the Company; (ii) no Participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting other than an interest, if any, as a stockholder of the Company or, with respect to a director nominee, as a nominee for director; and (iii) no Participant has purchased or sold any securities of the Company within the past two years.

In addition, neither the Company nor any of the Participants is now or has been within the past year a party to any contract, arrangement, or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Other than as set forth in this Annex A or elsewhere in this Proxy Statement and based on the information provided by each Participant, neither the Company nor any of the Participants or any of their associates have (i) any arrangements or understandings with any person with respect to any future employment by the Company or any of its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or, (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of the Company’s prior fiscal year or any currently proposed transactions, or series of similar transactions, in which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeded or exceeds $120,000.

Opus Genetics, Inc	Annex A-2	2025 Proxy Statement

There are no material proceedings to which any of the Participants, or any of their respective associates, or any non-Participant executive officers is a party or has a material interest adverse to the Company. Neither the Company nor any of the Participants has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the past ten years.

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth information regarding purchases and sales of the Company’s securities by each Participant during the period from [•] , 2023 through [•] , 2025. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Transaction Date	Number of Shares of Common Stock	Acquisition (A) or Disposition (D)	Transaction Description Code*
Sean Ainsworth	06/06/2023	10,976	A	A
	06/11/2024	41,143	A	A
Dr. Jean Bennett	10/22/2024	100,000	A	A
	01/02/2025	34,021	A	A
Susan K. Benton	04/19/2023	1,053	A	A
	06/06/2023	10,976	A	A
	01/01/2024	19,418	A	A
	06/11/2024	41,143	A	A
Cam Gallagher	06/06/2023	10,976	A	A
	06/11/2024	41,143	A	A
	03/24/2025	784,314	A	A
Bernhard Hoffmann	01/10/2024	4,031	D	F
	01/18/2024	20,000	A	A
	02/04/2025	6,751	D	F
	03/13/2025	29,500	A	A
Nirav Jhaveri	02/12/2024	140,000	A	A
	03/21/2024	10,000	A	P
	02/13/2025	8,207	D	F
	03/13/2025	52,500	A	A

Opus Genetics, Inc	Annex A-3	2025 Proxy Statement

Name	Transaction Date	Number of Shares of Common Stock	Acquisition (A) or Disposition (D)	Transaction Description Code*
Dr. George Magrath	11/01/2023	400,000	A	A
	03/18/2024	25,000	A	P
	05/17/2024	5,000	A	P
	11/01/2024	37,050	D	F
	11/15/2024	90,294	A	P
	11/18/2024	9,706	A	P
	12/23/2024	6,200	A	A
	12/26/2024	100,000	A	P
	03/13/2025	330,697	A	A
	03/24/2025	392,157	A	A
Dr. James S. Manuso	04/19/2023	2,819	A	A
	06/06/2023	10,976	A	A
	01/01/2024	22,090	A	A
	06/11/2024	41,143	A	A
	01/02/2025	50,222	A	A
Richard Rodgers	04/19/2023	50,000	A	A
	11/01/2023	35,000	A	A
	01/01/2024	24,762	A	A
	06/11/2024	41,143	A	A
Dr. Benjamin R. Yerxa	11/07/2024	332,800	A	A
	11/21/2024	10,000	A	P

*Transaction Descriptions:

A.Grant, award, or other acquisition of securities from the Company (such as an option)

F.Payment of exercise price or tax liability using portion of securities received from the Company

P.Open market or private purchase of non-derivative security

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION – DATED MARCH 31, 2025

c/o Corporate Election Services P. O. Box 1150 Pittsburgh, PA 15230

Vote by Internet

Please have your BLUE universal proxy card available when you access the website www.cesvote.com and follow the simple directions that will be presented to you.

Vote by Mail

Please mark, sign and date your BLUE universal proxy card and return it in the postage-paid envelope provided or return it to: Corporate Election Services, P.O. Box 1150, Pittsburgh, PA 15230.

IMPORTANT: PLEASE COMPLETE, SIGN, DATE AND MAIL THIS BLUE UNIVERSAL PROXY CARD TODAY!

Control Number

If submitting your BLUE universal proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing.

Opus Genetics, Inc.	BLUE UNIVERSAL PROXY CARD

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Dr. George Magrath and Bernhard Hoffmann , or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of Opus Genetics, Inc. that such stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at 4:00 p.m. Eastern Daylight Time on April 30, 2025, at http://www.cesonlineservices.com/ird25_vm , and any continuation, adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. PROXIES CANNOT BE VOTED “FOR” MORE THAN NINE (9) NOMINEES. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED, IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS, “FOR” EACH OF THE BOARD-RECOMMENDED NOMINEES IN PROPOSAL NO. 1 AND “FOR” PROPOSAL NOS. 2, 3, 4 AND 5.

Signature

Date

Title or Authority

Signature if Held Jointly

NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

(Continued and to be marked on the other side)

Opus Genetics, Inc.

Annual Meeting of Stockholders

http://www.cesonlineservices.com/ird25_vm

April 30, 2025

4:00 p.m. Eastern Daylight Time

If you have any questions, require assistance in voting your BLUE universal proxy card, or need additional copies of the Company’s proxy materials, please contact our proxy solicitor:

430 Park Avenue, 14th Floor

New York, New York 10022

Stockholders Call Toll Free: (800) 662-5200

Brokers, Banks, Trustees and Other Nominees Call Collect: (203) 658-9400

Email: IRD@info.sodali.com

TO SUBMIT YOUR BLUE UNIVERSAL PROXY BY MAIL, DETACH ALONG THE PERFORATION, MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION PROMPTLY USING THE ENCLOSED ENVELOPE.
Opus Genetics, Inc.	BLUE Universal Proxy Card

The Board of Directors recommends a vote “FOR” ONLY each of the following nine (9) Board nominees 1A-1I listed in Proposal 1 below.

1.	To elect nine (9) directors to hold office until the 2026 annual meeting of stockholders, and until their respective successors shall have been duly elected and qualified. You may mark instructions with respect to any or all of the nominees; however, you should mark a vote “FOR” only nine (9) nominees in total. If you vote “FOR” more than nine (9) nominees, all of your votes on Proposal 1 will be invalid and will not be counted. You are permitted to vote for fewer than nine (9) nominees. If you vote “FOR” fewer than nine (9) nominees, your shares will only be voted “FOR” those nominees you mark. If you sign and return your proxy card and do not specify or direct how you want your shares to be voted, they will be voted “FOR” all of the Board of Directors’ recommended nominees.

Company Nominees:				Sooch Group Nominees Opposed by the Company:
The Board of Directors of the Company recommends you vote “FOR”				The Board of Directors of the Company recommends you vote “WITHHOLD”
only the following nine (9) Board nominees 1A through 1I:				for the following six (6) Sooch Group nominees 1J and 1O:
		FOR	WITHHOLD			FOR	WITHHOLD
(1A)	Sean Ainsworth	☐	☐	(1J)	Michael P. Burrows	☐	☐
(1B)	Dr. Jean Bennett	☐	☐	(1K)	Carolyn Cassin	☐	☐
(1C)	Susan K. Benton	☐	☐	(1L)	Martin Dober	☐	☐
(1D)	Cam Gallagher	☐	☐	(1M)	Mark H. Ravich	☐	☐
(1E)	Dr. Adrienne Graves	☐	☐	(1N)	Mina Sooch	☐	☐
(1F)	Dr. George Magrath	☐	☐	(1O)	John Weber	☐	☐
(1G)	Dr. James S. Manuso	☐	☐
(1H)	Richard Rodgers	☐	☐
(1I)	Dr. Benjamin R. Yerxa	☐	☐

The Board of Directors recommends a vote “FOR” Proposal Nos. 2, 3, 4, 5 and 6.

2.	Ratify, on an advisory basis, the appointment of Ernst & Young, LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2025.
	☐ FOR	☐ AGAINST	☐ ABSTAIN
3.	Approve, on an advisory basis, the compensation of the Company’s named executive officers.
	☐ FOR	☐ AGAINST	☐ ABSTAIN
4.	Approve, pursuant to the Nasdaq Listing Rules, the conversion of the Company’s Series A Preferred Stock into shares of Common Stock.
	☐ FOR	☐ AGAINST	☐ ABSTAIN
5.	Approve one or more adjournments of the Annual Meeting to solicit additional proxies if necessary.
	☐ FOR	☐ AGAINST	☐ ABSTAIN

In their discretion, the proxies are authorized to vote on such other matters as may properly come before the Annual Meeting or any continuation, adjournment or postponement thereof to the extent permitted by Rule 14a-4(c) of the Exchange Act.

Continued and to be signed on the reverse side